[EUREKA FUNDS LOGO]


                                                                   ANNUAL REPORT
                                                              September 30, 1999


Discover Disciplined Investing

                                                               TABLE OF CONTENTS
 ..................................................................................................................

                                                   CHAIRMAN'S LETTER...........................................   2

                                                   MARKET COMMENTARY..................... .....................   3

                                                   EUREKA EQUITY FUND COMMENTARY............... ...............   6

                                                   EUREKA EQUITY FUND REVIEW................. .................   7

                                                   EUREKA GLOBAL ASSET ALLOCATION FUND COMMENTARY....... ......   8

                                                   EUREKA GLOBAL ASSET ALLOCATION FUND REVIEW......... ........   9

                                                   EUREKA INVESTMENT GRADE BOND FUND COMMENTARY................  10

                                                   EUREKA INVESTMENT GRADE BOND FUND REVIEW....................  11

                                                   EUREKA PRIME MONEY MARKET FUND COMMENTARY...................  12

                                                   EUREKA U.S. TREASURY OBLIGATIONS FUND COMMENTARY............  13

                                                   SCHEDULES OF PORTFOLIO INVESTMENTS..........................  14

                                                   STATEMENTS OF ASSETS AND LIABILITIES........................  43

                                                   STATEMENTS OF OPERATIONS....................................  45

                                                   STATEMENTS OF CHANGES IN NET ASSETS.........................  47

                                                   NOTES TO THE FINANCIAL STATEMENTS...........................  52

                                                   FINANCIAL HIGHLIGHTS........................................  58

                                                   REPORT OF INDEPENDENT AUDITORS..............................  68

This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services. Sanwa Bank California is the Investment Adviser to the funds and receives fees for those services.

                                                              September 30, 1999
                                                        LETTER FROM THE CHAIRMAN
 ................................................................................

                           TO OUR SHAREHOLDERS

    LARRY LAYNE
    Chairman of the
    Board of Trustees
    The Eureka Funds
    Mr. Layne has served
    as chairman of the
    board of trustees
    since the inception
    of the Eureka Funds.
    As Vice Chairman of
    Sanwa Bank
    California, Larry
    Layne is currently in
    charge of the
    Commercial Banking
    Group, which is
    comprised of all 38
    commercial and
    business banking
    centers, 12 Pacific
    Rim branches, and the
    International
    Department,
    Commercial Product
    Management
    Department, Cash
    Management
    Department, Real
    Estate Industries
    Department, Asset
    Based Finance
    Department,
    Syndications
    Department, Financial
    Institutions
    Department and the
    Group Credit
    Administration
    Department.
    Mr. Layne has 36
    years experience in
    the banking industry,
    all at Sanwa Bank
    California. His
    several key positions
    include: Executive
    Vice President for
    the Relationship
    Banking Group,
    responsible for 107
    branches and 13
    banking centers;
    First Executive Vice
    President for the
    North/Central
    Division, responsible
    for 44 branches and
    eight commercial
    banking centers;
    Senior Vice President
    of Sanwa's
    Agribusiness Banking
    Division; and
    Regional Vice
    President of Sanwa
    Bank, Central Valley
    Region.
    Mr. Layne earned a
    Bachelor of Science
    from California State
    University of Fresno.

I am happy to report that the Eureka Funds enjoyed significant growth during the fiscal year ending September 30, 1999. Total assets in the Funds grew from $642 million as of September 30, 1998, to almost $793 million as of September 30, 1999, an increase of $151 million.

The reasons for this significant growth are twofold: the performance of the Funds, as well as the new shareholders who have joined us during the past year. For those of you new to the Eureka Funds, we extend a warm welcome. Our existing shareholders who have been with the Eureka Funds since their foundation on November 1, 1997, can tell you that you've arrived at a special place in the investment world, one in which we hope you find satisfaction for years to come. Our quantitative investment philosophy -- designed to minimize the role of subjective bias in investment decisions -- allowed us to maintain an even keel throughout these changing times. All of our Funds performed in line with their investment objectives and our money market funds continued to perform significantly better than both their relevant Lipper Fund Averages and their investment benchmarks. The objective of the Eureka Funds is to achieve consistent returns year in and year out, and to perform in the upper echelons of their respective investment categories, while avoiding undue risk.
Reaching the end of another successful fiscal year reminds us of the importance of maintaining long-term investment objectives. If your investment goals have changed, or if your portfolio needs rebalancing to ensure that it is still in line with your needs, now would be an excellent time to schedule a consultation with an investment representative.
Thank you for choosing to invest in the Eureka Funds. We appreciate the trust you place in us, and we look forward to helping you achieve your financial objectives -- in the year ahead and for many years to come.
Sincerely,
Larry Layne signature
Larry Layne, Chairman
Board of Trustees
Eureka Funds
September 1999
MUTUAL FUNDS: ARE NOT FDIC INSURED -- HAVE NO BANK GUARANTEE -- MAY LOSE VALUE

The views expressed in this report reflect those of the Investment Adviser through the end of the report period only, as stated on the cover. The manager's views are subject to change at any time based upon market and other conditions.

                                                              September 30, 1999
                                                               MARKET COMMENTARY
 ................................................................................

                                             MESSAGE FROM THE INVESTMENT MANAGER

    RICHARD A. WEISS
    Executive Vice
    President and
    Chief Investment
    Officer
    As Executive Vice
    President and Chief
    Investment Officer of
    Sanwa Investment
    Management, Richard
    A. Weiss oversees the
    investment strategy
    and portfolio
    management of over $3
    billion in managed
    assets.

    Mr. Weiss has 16
    years experience in
    the investment
    management field, the
    most recent five at
    Sanwa Bank
    California.
    Previously, Mr. Weiss
    served as Senior Vice
    President for Vantage
    Global Advisors and
    Managing Director and
    Senior Investment
    Strategist at TSA
    Capital Management,
    where he developed
    innovative global
    tactical asset
    allocation and
    currency management
    strategies. Early in
    his career, Mr. Weiss
    researched and
    marketed global
    investment strategies
    for Paine Webber,
    Inc. and served as
    the head of
    Quantitative Analysis
    and Systems for
    Mellon Bank.

    Mr. Weiss is a
    recognized authority
    on quantitative
    investment analysis
    and has spoken at
    numerous investment
    conferences both in
    the U.S. and abroad.
    He also has presented
    his research on the
    interrelationship of
    capital market
    integration and
    global asset
    allocation techniques
    at numerous academic
    conferences in
    London, Tokyo, and
    San Francisco. His
    recent work on Global
    Sector RotationSM
    strategies has been
    published in the
    Financial Analysts
    Journal.

    Mr. Weiss graduated
    magna cum laude with
    a Master of Business
    Administration in
    Finance from the
    University of
    Chicago.

    Effective November 5,
    1999, Richard A.
    Weiss resigned as
    Portfolio Manager for
    the Eureka Equity and
    Global
    Asset Allocation
    Funds.

The 12 months between October 1, 1998, and September 30, 1999, which comprised the second fiscal year of operations of the Eureka Funds, exposed investors to an assortment of investment returns. The overall performance of the domestic equity market was excellent, as measured by the Standard & Poor's 500, Index which returned 27.80% for the 12 months ended September 30, 1999(1). The difference between the top and bottom performing equity sectors, however, was extreme, with fantastic growth in the technology sector partially offset by sluggish returns to the utilities sector. Domestic fixed income investments, on the other hand, were subjected to a series of setbacks that resulted in lower than expected returns for almost all fixed income categories. Overall, many investors should have felt, to some degree, the benefits of foreign recovery, coupled with a continued strong domestic economy, and balanced against the cooling effect of increased interest rates as the Federal Reserve Board has taken steps to maintain low levels of inflation.

Below, we examine the performance of various markets and, in particular, where our asset management strategy stands today. Please remember that our disciplined, quantitatively driven approach to investing is one of the key strengths that our investment philosophy brings to the Eureka Funds. We believe our disciplined approach has been a useful tool throughout the recent bull market and will continue to provide objective, unbiased guidance for future direction. Whether the market is up or down, our quantitatively driven investment philosophy and style does not fall prey to the vagaries of human emotion.

                           DOMESTIC ASSET ALLOCATION

For the fiscal year ending September 30, 1999, large capitalization stocks continued to outpace small cap stocks (S&P 500 Index(1) = 27.80% versus S&P 600 index(2) = 17.32%). "Growth" stocks outperformed "value" stocks among both large and small capitalization issues, but small cap "value" stocks are closing the gap with their small cap "growth" rivals.

For the year, fixed income securities were down -0.37%, as measured by the Lehman Brothers Aggregate Bond Index(3). The high yield security sector led the fixed income market with a return of 2.87%(4), followed by mortgage-backed, agency, corporate, and treasury securities, which returned 2.27%, -0.59%, -1.38% and -1.94% respectively(5), for the twelve months ending September 30, 1999.

(1)The Standard and Poor's 500 Index is an unmanaged index generally representative of large cap, domestic common stocks.

(2)The Standard and Poor's 600 Index is an unmanaged index generally representative of small cap domestic common stocks.

(3)The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the domestic bond market as a whole.

(4)High yield securities are represented by the Lehman Brothers High Yield Securities Index.

(5)Mortgage-backed, agency, corporate, and treasury securities are represented by the Lehman Brothers CMBS Index, the Lehman Brothers Agency Index, the Lehman Brothers Corporate Index, and the Lehman Brothers U.S. Treasury Index, respectively.

These indices cannot be invested in directly.

                                                               MARKET COMMENTARY
 ................................................................................
                                                                     (continued)

Both our tactical (short-term) and strategic (long-term) allocation models continue to indicate slightly bearish signals for domestic equities. According to our models, fixed income instruments are preferred to equities and cash equivalent securities.

Over both the short- and long-term horizons, we believe equities appear marginally "overvalued" relative to fixed income yields, while poor performance in the stock market also continues to favor fixed income securities. Bond attractiveness is somewhat mitigated by recent higher commodity prices and a weak Dollar. High real interest rates (interest rates coupled with low inflation) remain a positive factor supporting both the stock and bond markets.

Our continued view of potential weakness in the domestic equity market leaves us marginally underweighted in stocks at this time. Fixed income assets should be viewed as more attractive over stocks and cash equivalents over both the short- and long-term investment horizons.

                           INTERNATIONAL ASSET ALLOCATION*

For the fiscal year ending September 30, 1999, Japanese equities have returned 47.74%(6), followed by British and German equities (23.59% and 15.09%, respectively(7), in local currency). The Salomon Brothers International Equity
(EPAC) Index gained 32.87%(8) for the year (in US Dollar terms). The international fixed income markets showed mixed results for the year, with British bonds exhibiting a positive return of 1.27%(9), while Japanese and German fixed income markets remained negative at -2.90% and -3.15%, respectively(10)). The J.P. Morgan Global Bond Index returned an almost flat 0.27%(11) for the year, in US Dollar terms.

Relative to their local cash equivalent securities, our international asset allocation models find Japanese, British, and German equities undervalued, and therefore attractive. Additionally, Japanese fixed income securities remain attractive, while German and British fixed income securities appear marginally expensive vis-a-vis their local cash equivalent alternatives.

*International investing involves increased risk and volatility.

(6)Japanese equities are represented by the TOPIX Index, a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange.

(7)British and German equities are represented by the FTSE All Shares, a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange, and the DAX, a price-weighted index of the 100 most heavily traded stocks in the German market, respectively.

(8)The Salomon Brothers International Equity Index is representative of combined European and the Pacific Rim developed nations stock markets.

(9)British fixed income securities are represented by a generic UK Government bond with a duration of 20 years.

(10)Japanese and German fixed income securities are represented by respective generic government bonds with a duration of 10 years.

(11)The J.P. Morgan Global Bond Index is representative of a broad range of non-US fixed income securities.

These indices cannot be invested in directly.

                                                               MARKET COMMENTARY
 ................................................................................
                                                                     (continued)

Our overseas asset allocation forecasting models are currently more favorable toward international equities (vis-a-vis their local cash equivalent and fixed income alternatives) than domestic equities. Currently, the major foreign equity markets all appear under valued, and are therefore considered relatively attractive.

                           FOREIGN CURRENCY ALLOCATION

For the fiscal year ending September 30, 1999, the Dollar's performance was mixed, gaining versus the Euro and the British Pound, but losing over 28.5% versus the Japanese Yen.

Our foreign currency allocation model is now moderately bearish on the Dollar. The Dollar is forecasted to weaken versus the British Pound, the Japanese Yen, and the Canadian Dollar. The greenback remains fairly priced versus the Euro, the Swiss Franc, and the Australian Dollar.

                                                              September 30, 1999
                                                              EUREKA EQUITY FUND
 ................................................................................

                                                                      COMMENTARY

    RICHARD A. WEISS
    Portfolio Manager
    Executive Vice
    President and
    Chief Investment
    Officer

    BRIAN L. GARBE
    Co-Portfolio Manager
    Vice President and
    Director of
    Research and Strategy
    As Director of Sanwa
    Investment
    Management's
    Quantitative Research
    Operations, Brian
    Garbe oversees the
    equity selection
    process, global and
    domestic asset
    allocation and
    currency strategies.
    Mr. Garbe is also
    co-manager for the
    Eureka Equity Fund and
    the Eureka Global
    Asset Allocation Fund.
    He also manages the
    Sanwa Small Stock Fund
    as well as the equity
    portfolios of high-
    net-worth individuals.

    Previously, Mr. Garbe
    worked as Assistant
    Vice President of
    Vantage Global
    Advisors, where he
    served as a research
    analyst and global
    derivatives trader. He
    also worked as an
    Investment Officer
    specializing in
    research and
    performance
    measurement at TSA
    Capital Management.

    Mr. Garbe earned a
    Master of Business
    Administration from
    The Anderson School at
    UCLA following a
    Bachelor of Science in
    applied mathematics
    from the University of
    California at Los
    Angeles.

    Effective November 5,
    1999, Richard A. Weiss
    resigned as portfolio
    manager for the Eureka
    Equity and Global
    Asset Allocation
    Funds.

    Effective November 12,
    1999, Brian L. Garbe
    resigned as Portfolio
    Manager for the Eureka
    Equity and Global
    Asset Allocation
    Funds.


In pursuing a goal of long-term capital growth, we apply a highly disciplined approach to stock selection to construct a diversified portfolio of U.S. equities. We combine a variety of quantitative techniques to analyze the universe of available securities from a multitude of perspectives. By employing this broad spectrum of tools, we construct a portfolio with the potential to add value in virtually any economic environment.

We rigorously manage portfolio risk. The overall risk characteristics of the Fund, such as industry exposures, dividend yield and price earnings ratios are expected to be kept in line with the Fund's benchmark the S&P 500 Index. The Fund attempts to outperform its benchmark by applying our multi-dimensional analysis to select the most attractive stocks within each industry.

For the fiscal year ending September 30, 1999, the Fund produced a 24.72% total return (Trust Shares)(1), compared to the S&P 500 Index, which produced a 27.80% return(2). Stocks with the following characteristics -- high beta, low yield, high price/earnings ratios, large capitalization, high volume and high growth prospects -- outperformed all other equities in the S&P 500 Index over this time period. "Growth" stocks led "value" stocks. Although the portfolio is not intended to have a value or growth bias, the portfolio exhibits more of a value tilt, which hindered performance over the last 12-month period.

The technology sector led all other sectors during the 12 months ending September 30, 1999. The Fund held several stocks in this sector, including Sun Microsystems (up 273%) and Nextel Communications (up 236%)(3). These companies significantly boosted the overall Fund performance. By contrast, one of the worst performing sectors was the healthcare sector. Exposure to stocks like McKesson HBOC(4) detracted from the Fund's overall performance.

As the Fund does not make sector bets, it will have exposure to all sectors of the S&P 500 Index, both good and bad. Although our portfolio lagged the S&P 500 Index this year, our quantitative disciplined investment approach remains intact, and will continue to seek to produce strong risk controlled returns in the future.

(1)Total Return for the Fund's Class A Shares was 24.34% for the one-year period ending 9/30/99.

(2)The S&P 500 Index is an unmanaged index generally representative of large-cap domestic stocks and cannot be invested in directly.

(3)As of 9/30/99, Sun Microsystems was 0.40% of the portfolio and Nextel Communications was 0.64%. Portfolio composition is subject to change.

(4)As of 9/30/99, McKesson HBOC was 0.26% of the portfolio. Portfolio composition is subject to change.

                                                              September 30, 1999
                                                       EUREKA EQUITY FUND REVIEW

      OBJECTIVE:
      The Eureka Equity
      Fund seeks long-term
      capital growth. The
      Fund intends to
      invest in the common
      stocks of
      corporations
      representing a broad
      cross section of the
      U.S. economy. The
      Fund expects to have
      a level of risk
      commensurate with
      that represented by
      a broadly
      diversified
      portfolio of U.S.
      common stocks, such
      as the Standard &
      Poor's 500 Index.
      Under normal market
      conditions, the Fund
      will invest at least
      65% of its net
      assets in common
      stocks.
      INCEPTION DATE:
      A Shares 2/3/98
      Trust Shares 11/1/97
      BENCHMARK:
      Standard & Poor's 500 Index

      PORTFOLIO MANAGERS:
      Richard A. Weiss
      Portfolio Manager
      Executive Vice President
      and Chief Investment Officer
      Brian Garbe
      Co-Portfolio Manager
      Vice President and Director
      of Research and Strategy

      Effective November
      5, 1999, Richard A.
      Weiss resigned as
      Portfolio Manager
      for the Eureka
      Equity and Global
      Asset Allocation
      Funds.

      Effective November
      12, 1999, Brian L.
      Garbe resigned as
      Portfolio Manager
      for the
      Eureka Equity and
      Global
      Asset Allocation
      Funds.

                 TOP 10 HOLDINGS(3)
       1.  Microsoft Corp. .............  3.7%
       2.  Intel........................  3.5%
       3.  General Electric Co. ........  3.0%
       4.  IBM..........................  2.1%
       5.  Walmart......................  2.1%
       6.  Lucent Technologies..........  1.9%
       7.  MCI World Com. ..............  1.9%
       8.  Chase Manhattan..............  1.7%
       9.  BellSouth....................  1.6%
      10.  Cisco Systems................  1.4%

SECTOR WEIGHTINGS(3)

[PIE CHART]

                                                               EUREKA EQUITY FUND SECTOR WEIGHTINGS (%)
                                                               ----------------------------------------
Capital Goods                                                                     5.90
Technology                                                                       24.00
Financial Services                                                               14.40
Consumer Related                                                                 13.20
Health Care                                                                      10.30
Utilities                                                                        11.10
Other                                                                             8.00
Retail                                                                            7.00
Energy                                                                            6.10

     GROWTH OF $10,000 CHART(1)

                                                      TRUST SHARES               CLASS A SHARES (2)           S&P 500 INDEX (*)
                                                      ------------               --------------               -------------
11/1/97                                                 10000.00                    10000.00                    10000.00
12/31/97                                                10555.10                    10548.60                    10643.00
3/31/98                                                 12029.00                    12000.00                    12127.70
6/30/98                                                 12452.70                    12416.50                    12528.30
9/30/98                                                 11009.00                    10969.20                    11282.70
12/31/98                                                13410.50                    13350.80                    13684.60
3/31/99                                                 13871.80                    13817.80                    14365.80
6/30/99                                                 14806.80                    14734.00                    15378.20
9/30/99                                                 13729.00                    13639.00                    14418.00

       * The Standard and Poor's 500 Index is an unmanaged index generally representative of the domestic stock market and cannot be invested in directly.

     TOTAL RETURN(1)

                                                                                      ANNUALIZED
                                                                                         SINCE
                                                                                       INCEPTION
                                       YEAR TO DATE              ONE YEAR             (11/1/97 TO
                                        (9/30/99)               (9/30/99)              9/30/99)
         CLASS A SHARES(2)                2.17%                   24.34%                17.60%
         --------------------------------------------------------------------------------------------
           TRUST SHARES                   2.37%                   24.72%                17.99%
         --------------------------------------------------------------------------------------------

   (1)The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

   (2)Class A Shares of this Fund were not in existence prior to 2/3/98. Class A Shares performance calculated for any period prior to 2/3/98 is based on the performance of Trust Shares since inception 11/1/97. The performance data for the period 11/1/97 through 2/3/98 was calculated by adjusting the performance of the Trust Shares to reflect the 12b-1 fee charged to Class A Shares.

   (3)The portfolio holdings are subject to change.

                                                              September 30, 1999
                                             EUREKA GLOBAL ASSET ALLOCATION FUND
 ................................................................................

                                                                      COMMENTARY

    RICHARD A. WEISS
    Portfolio Manager
    Executive Vice
    President and
    Chief Investment
    Officer

    BRIAN L. GARBE
    Co-Portfolio Manager
    Vice President and
    Director of Research
    and Strategy

    Effective November 5,
    1999, Richard A.
    Weiss resigned as
    Portfolio Manager for
    the Eureka Equity and
    Global Asset
    Allocation Funds.

    Effective November
    12, 1999, Brian L.
    Garbe resigned as
    Portfolio Manager for
    the Eureka Equity and
    Global Asset
    Allocation Funds.

The Eureka Global Asset Allocation Fund uses an innovative, proprietary approach to global investing which seeks to provide a balance of income and long-term capital appreciation.

The mix of global and domestic assets is actively managed in an attempt to enhance the Fund's returns. Using a wide range of quantitative methodologies, we systematically determine the relative attractiveness of various countries, asset classes, currencies and global industries. The asset mix of the Fund is then adjusted to increase exposure to the countries or asset classes with relatively favorable prospects. This Fund can be used either as a stand-alone global investment or to add international exposure to a diversified portfolio.

For the fiscal year ending September 30, 1999 the Funds' total return was 16.09% (Trust Shares)(1), as compared to the Salomon Smith Barney Primary World Index at 29.43%(2), and the Lehman Brothers U.S. Treasury Index which returned -1.94%(3). During this period of time, world equities rebounded from their third quarter '98 lows. U.S. equities, as measured by the S&P 500 Index, returned 27.80%(4) over this year. International equity markets, on average, performed marginally better. The strongest returns came from the Asian markets as Japanese equities produced a total return of 88.50%(5) in U.S. dollar terms. The yield on 10-year treasury bonds rose approximately 150 basis points as investors were concerned about inflation and a strong U.S. economy.

We currently believe that U.S. bonds are undervalued versus U.S. equities; therefore, the portfolio is marginally overweighted in U.S. fixed income securities at the expense of U.S. stocks.

Overall, the Fund's diversification across asset classes, industrial sectors and countries provides an appropriate balance between investment return and risk management.

(*)International investing involves increased risk and volatility.

(1)Total return for the Fund's Class A Shares was 15.81% for the one-year period ending 9/30/99.

(2)The Salomon Smith Barney Primary World Index is an unmanaged index generally representative of the international and domestic equity markets.

(3)The Lehman Brothers U.S. Treasury Index is an unmanaged index generally representative of the domestic Treasury market.

(4)The S&P 500 Index is an unmanaged index generally representative of large cap domestic common stocks.

(5)Japanese equities are represented by the TOPIX Index, a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange.

These indices cannot be invested in directly.

                                                              September 30, 1999
                                      EUREKA GLOBAL ASSET ALLOCATION FUND REVIEW

      OBJECTIVE:
      The investment
      objective of the
      Eureka Global Asset
      Allocation Fund is
      to seek a balance of
      income and long-term
      capital
      appreciation.
      Utilizing a
      disciplined asset
      allocation approach,
      the Fund intends to
      invest in, and
      assume a level of
      risk commensurate
      with, a globally
      diversified
      portfolio of foreign
      and domestic stocks,
      bonds and cash
      equivalents. By
      systematically
      diversifying across
      countries,
      currencies, and
      asset classes the
      Fund pursues its
      capital appreciation
      goals while seeking
      to control portfolio
      risk. Under normal
      market conditions,
      the Fund will invest
      at least 25% of its
      net assets in fixed
      income securities.

      INCEPTION DATE:
      A Shares 2/3/98
      Trust Shares 11/1/97

      BENCHMARKS:
      Salomon Smith Barney
      Primary World Index
      Lehman Brothers
      U.S. Treasury Index

      PORTFOLIO MANAGERS:
      Richard A. Weiss
      Portfolio Manager
      Executive Vice President
      and Chief Investment Officer

      Brian Garbe
      Co-Portfolio Manager
      Vice President and Director of
      Research and Strategy

      Effective November 5, 1999,
      Richard A. Weiss resigned
      as Portfolio Manager for the
      Eureka Equity and Global
      Asset Allocation Funds.

      Effective November 12, 1999,
      Brian L. Garbe resigned
      as Portfolio Manager for the
      Eureka Equity and Global
      Asset Allocation Funds.

       TOP 10 EQUITY
       HOLDINGS(3)
        1.  Microsoft Corp. ............  2.4%
        2.  General Electric Co. .......  2.1%
        3.  Intel.......................  1.4%
        4.  BP Amoco....................  1.3%
        5.  Cisco Systems...............  1.3%
        6.  IBM.........................  1.2%
        7.  Lucent Technologies.........  1.2%
        8.  Vodafone Airtouch...........  1.1%
        9.  Royal Dutch.................  1.0%
       10.  Walmart.....................  0.9%

EQUITY COUNTRY
WEIGHTINGS(3)
[PIE CHART]

                                                              EUREKA GLOBAL ASSET ALLOCATION FUND COUNTRY
                                                                            WEIGHTINGS (%)
                                                              -------------------------------------------
U.S.A.                                                                           53.70
U.K.                                                                             11.80
Japan                                                                            10.60
Germany                                                                           3.90
France                                                                            3.30
Other                                                                             8.50
Netherlands                                                                       2.70
Switzerland                                                                       3.10
Canada                                                                            2.40

     GROWTH OF $10,000 CHART(1)

                                                                                      SALOMON SMITH BARNEY    LEHMAN BROTHERS US
                                            TRUST SHARES          CLASS A SHARES (2)  PRIMARY WORLD INDEX (*)   TREASURY INDEX (*)
                                            ------------          --------------      --------------------    ------------------
11/1/97                                         10000                  10000                  10000                  10000
12/31/97                                        10123                10116.5                   9802                  10334
3/31/98                                         11145                  11128                  11188                  10489
6/30/98                                       11375.6                11359.4                11465.5                  10768
9/30/98                                       10534.6                  10508                10078.1                11387.2
12/31/98                                      11912.8                11883.9                12172.4                11371.2
3/31/99                                       12057.1                12015.9                  12641                11188.2
6/30/99                                         12426                12372.6                  13268                11087.5
9/30/99                                         12232                  12168                  13044                  11166

       * The Salomon Smith Barney Primary World Index is representative of the international and domestic stock market and the Lehman Brothers Treasury Index is representative of the domestic Treasury market and cannot be invested in directly.

     TOTAL RETURN(1)

                                                                                      ANNUALIZED
                                                                                         SINCE
                                                                                       INCEPTION
                                       YEAR TO DATE              ONE YEAR             (11/1/97 TO
                                        (9/30/99)               (9/30/99)              9/30/99)
         CLASS A SHARES(2)                2.40%                   15.81%                10.79%
         --------------------------------------------------------------------------------------------
           TRUST SHARES                   2.66%                   16.09%                11.08%
         --------------------------------------------------------------------------------------------

   (1)The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

   (2)Class A Shares of this Fund were not in existence prior to 2/3/98. Class A Shares performance calculated for any period prior to 2/3/98 is based on the performance of Trust Shares since inception 11/1/97. The performance data for the period 11/1/97 through 2/3/98 was calculated by adjusting the performance of the Trust Shares to reflect the 12b-1 fee charged to Class A Shares.

   (3)The portfolio holdings are subject to change.

                                                              September 30, 1999
                                               EUREKA INVESTMENT GRADE BOND FUND
 ................................................................................

                                                                      COMMENTARY

    DAVID S. LAMPERT
    Portfolio Manager
    Vice President and
    Senior Portfolio
    Manager

    David Lampert handles
    investment management
    and client relations
    for personal and
    institutional trust
    and agency accounts
    for Sanwa Investment
    Management. Mr.
    Lampert is also the
    manager of the Eureka
    Investment Grade Bond
    Fund and co-manager
    of both the Eureka
    Prime Money Market
    Fund and the Eureka
    U.S. Treasury
    Obligations Fund.

    Mr. Lampert has 14
    years of experience
    in the investment
    industry, all at
    Sanwa Bank
    California. Mr.
    Lampert has held
    several positions
    within Sanwa Bank
    California. Before
    joining the
    investment management
    department, he served
    as Deputy Treasurer,
    managing investment
    and derivative sales,
    trading and funding.
    He also served as
    Fixed Income Section
    Manager, managing a
    bond portfolio of
    $700 million and a
    money market
    portfolio of $1.2
    billion.

    Mr. Lampert earned a
    Bachelor of Arts in
    Business/Economics
    from the University
    of California at Los
    Angeles. He is also a
    graduate from the
    Pacific Coast Banking
    School.

With a goal of providing a relatively high level of income while simultaneously preserving shareholder capital, we use a variety of disciplines to evaluate the current interest rate environment and credit implications. The approach is conservative, yet opportunistic.

Using fundamental valuation measures, macroeconomic analysis and other evaluative techniques, we gauge the attractiveness of different sectors and/or individual securities of the fixed income market. Then, within the constraints of our risk management framework, we invest in the most attractive sectors or issues. The Fund's overall risk characteristics -- duration, sector allocation and yield level -- are structured to resemble the Lehman Brothers Aggregate Bond Index, the Funds benchmark, a recognized, broadly diversified domestic bond index.

For the fiscal year ending September 30, 1999, the Fund produced a -1.35% total return (Trust Shares)(1), compared to the Lehman Brothers Aggregate Bond Index, which also suffered a loss at -0.71%(2). The performance of both the Fund and its benchmark reflect one of the worst bond markets in decades. Rising interest rates coupled with inflation and Y2K concerns considerably depressed the value of bonds during this period of time. Overall, the fixed income marketplace saw a flight to quality in the form of increased demand for U.S. Treasury issues, which greatly outperformed other sectors of the bond market.

The Fund's performance compared to the benchmark was the result of several market conditions. First, the Fund was underweighted in mortgage-backed issues, which may have provided some additional buoyancy in the overall down market. Second, the Fund was overweighted in U.S. government agencies, which were eroded in part by rising interest rates and by the increased desirability of U.S. Treasury issues.

During the coming year we expect a slow but steady increase in interest rates, plus a brief period of abnormal volatility as investment managers seek to optimize their portfolios for the Y2K transition. As always, we will continue the strategy of seeking out and taking advantage of those fixed income sectors that are most likely to add value to the Fund, while maintaining a rigorous and disciplined approach to risk management.

(1)Total return for the Fund's Class A Shares was -1.59% for the one-year period ending 9/30/99.

(2)The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the domestic bond market as a whole and cannot be invested in directly.

                                                              September 30, 1999
                                     EUREKA INVESTMENT GRADE BOND FUND REVIEW

      OBJECTIVE:
      The Eureka
      Investment Grade
      Bond Fund seeks a
      high level of
      income, consistent
      with preservation of
      capital. To achieve
      this objective, the
      Fund intends to
      invest in a range of
      fixed income
      securities including
      U.S. Treasury
      securities (bonds,
      notes, and bills),
      U.S. agency
      securities,
      mortgage-related
      securities,
      corporate
      securities,
      depository
      institution
      obligations, and
      repurchase
      agreements. Under
      normal market
      conditions the Fund
      will invest at least
      80% of its net
      assets in bonds
      (i.e., debt
      securities) which
      are investment grade
      securities, as
      determined by NRSRO
      ratings, or if
      unrated, as
      determined by Sanwa
      Bank California to
      be of comparable
      quality.

      INCEPTION DATE:
      A Shares 2/3/98
      Trust Shares 11/1/97

      BENCHMARK:

      Lehman Brothers Aggregate
      Bond Index

      PORTFOLIO MANAGER:

      David S. Lampert
      Vice President
      Senior Portfolio Manager

       FUND INFORMATION(3)
       30-Day SEC Yield (A Shares)....       5.67%
       30-Day SEC Yield (Trust
         Shares)......................       5.91%
       Average Maturity...............   9.02 Yrs.
       Average Quality................         Aaa
       Effective Duration.............   4.94 Yrs.
       Number of Issues...............         150

       CREDIT QUALITY(3)
       U.S Treasury/Agency..........       73.4%
       AAA..........................        4.5%
       AA...........................        4.7%
       A............................       11.5%
       Baa..........................        5.0%
       Cash.........................        0.9%

SECTOR WEIGHTINGS(3)

[PIE CHART]

                                                               EUREKA INVESTMENT GRADE BOND FUND SECTOR
                                                                            WEIGHTINGS (%)
                                                               ----------------------------------------
Mortgage Related                                                                 34.8
Agency                                                                           21.5
Treasury                                                                         17.1
Industrial                                                                        9.3
Finance                                                                           6.8
Municipals                                                                          3
International                                                                     2.2
Utilities                                                                           2
Telephone                                                                         1.8
Cash                                                                              0.9
Asset Backed                                                                      0.6

     GROWTH OF $10,000 CHART(1)

                                                                                                        LEHMAN BROTHERS AGGREGATE
                                                      TRUST SHARES              CLASS A SHARES(2)               BOND INDEX(*)
                                                ------------------------    ------------------------    -------------------------
11/1/97                                                 10000.00                    10000.00                    10000.00
12/31/97                                                10123.70                    10119.80                    10147.50
3/31/98                                                 10283.00                    10305.00                    10304.00
6/30/98                                                 10517.10                    10534.30                    10544.90
9/30/98                                                 10930.10                    10939.60                    10990.60
12/31/98                                                10958.30                    10972.30                    11027.60
3/31/99                                                 10883.10                    10879.60                    10971.60
6/30/99                                                 10731.00                    10721.10                    10874.90
9/30/99                                                 10784.00                    10767.00                    10949.00

       * The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the domestic bond market and cannot be invested in directly.

     TOTAL RETURN(1)

                                                                                      ANNUALIZED
                                                                                         SINCE
                                                                                       INCEPTION
                                       YEAR TO DATE              ONE YEAR             (11/1/97 TO
                                        (9/30/99)               (9/30/99)              9/30/99)
         CLASS A SHARES(2)                -1.88%                  -1.59%                 3.93%
         --------------------------------------------------------------------------------------------
           TRUST SHARES                   -1.60%                  -1.35%                 4.02%
         --------------------------------------------------------------------------------------------

   (1)The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

   (2)Class A Shares of this Fund were not in existence prior to 2/3/98. Class A Shares performance calculated for any period prior to 2/3/98 is based on the performance of Trust Shares since inception 11/1/97. The performance data for the period 11/1/97 through 2/3/98 was calculated by adjusting the performance of the Trust Shares to reflect the 12b-1 fee charged to Class A Shares.

   (3)The portfolio holdings are subject to change.

                                                              September 30, 1999
                                                  EUREKA PRIME MONEY MARKET FUND
 ................................................................................

                                                                      COMMENTARY

    DONALD R. SILVA
    Co-Portfolio Manager
    Vice President and
    Head Trader

    DAVID S. LAMPERT
    Vice President, and
    Senior Portfolio
    Manager and
    Co-Portfolio Manager

    Donald R. Silva
    co-manages the Eureka
    Money Market Funds
    and Sanwa Investment
    Management's
    tax-exempt common
    trust funds as well
    as high-net-worth
    client accounts.

    Mr. Silva has 35
    years experience
    within the trust
    investment management
    industry, with seven
    years at Sanwa
    Investment
    Management.
    Previously, Mr. Silva
    managed
    high-net-worth client
    accounts and all bank
    funds for TSA Capital
    Management. He also
    served as manger of
    insurance reserved
    portfolios for TICOR.

    Before that, Mr.
    Silva worked as the
    southern division
    manager of Bank of
    America's
    institutional trust
    services.


Pursuing as high a level of current income as is consistent with the ability to maintain liquidity and stability of principal, the relatively low-risk, high-liquidity character of the Eureka Prime Money Market Fund makes it a useful primary investment vehicle for conservative, risk-averse investors. For others, the Fund could serve as a temporary investment, complementing a more long-term, diversified strategy.

Though similar in its objective to the Eureka U.S. Treasury Obligations Fund, the Eureka Prime Money Market Fund has a broader range of possible investments. In addition to securities backed by the full faith and credit of the U.S. government or selected U.S. government agencies, the Fund may also invest in certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements, reverse repurchase agreements, and other short-term corporate, state and municipal obligations of a specified quality.

The total return for the Eureka Prime Money Market Fund for the fiscal year ending September 30, 1999, was 4.74% (Trust Shares)(1), which was significantly better than the Lipper Money Market Funds Average (4.41%)(2). This Fund performed well based primarily on the success of our conservative yet opportunistic approach to security selection. Going forward, we will continue to seek out the highest returns possible consistent with the high standards of risk management and liquidity control that the Fund has been managed with to date.

                                                                                7-DAY YIELD                   30-DAY YIELD
                                                                                 (9/30/99)                     (9/30/99)
                                             CLASS A SHARES                        4.71%                         4.64%
                                             -------------------------------------------------------------------------------------
                                               TRUST SHARES                        4.96%                         4.89%
                                             -------------------------------------------------------------------------------------

                           An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield information set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception. In such instances, and without waiver of fees, the yield would have been lower.

                           The 7-day yield is a more accurate reflection of the Funds current performance than the total return.

                           (1)Total return for the Fund's Class A Shares was 4.48% for the one-year period ending 9/30/99.

                           (2)The Lipper Money Market Funds Average is based on an arithmetic average of general money market funds. Lipper is an independent mutual fund performance monitor whose results are based on total return, including reinvested dividends, and do not reflect a sales charge.

                                                              September 30, 1999
                                           EUREKA U.S. TREASURY OBLIGATIONS FUND
 ................................................................................

                                                                      COMMENTARY

    DONALD R. SILVA
    Co-Portfolio Manager
    Vice President and
    Head Trader

    DAVID S. LAMPERT
    Vice President, and
    Senior Portfolio
    Manager and
    Co-Portfolio Manager


Seeking to provide current income consistent with maintaining liquidity and stability of principal, the U.S. Treasury Obligations Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, and in repurchase agreements fully collateralized by U.S. Treasury securities.

The Fund is designed for investors who seek stability, capital preservation and low risk above all other considerations. The Fund should also prove useful to those who desire a temporary investment vehicle with a competitive return for funds which are awaiting more permanent investments in other areas.

The U.S. Treasury Obligations Fund can be a versatile, efficient investment vehicle for both individual and institutional investors.

The total return for the Eureka U.S. Treasury Obligations Fund for the fiscal year ending September 30, 1999, was 4.52% (Trust Shares)(1), which was significantly better than the Lipper U.S. Treasury Money Market Funds Average (4.17%)(2). We believe the Fund performed better than both of these benchmarks due in large part to the success of our money market security selection process. In the coming year, the Fund will continue to seek out those investments that offer the highest current income possible while remaining within the strict risk management boundaries that define the Fund.

                                                                                       7-DAY YIELD             30-DAY YIELD
                                                                                        (9/30/99)                (9/30/99)

                                             CLASS A SHARES                               4.47%                    4.47%
                                             ------------------------------------------------------------------------------------
                                               TRUST SHARES                               4.72%                    4.72%
                                             ------------------------------------------------------------------------------------

                           An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield information set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception. In such instances, and without waiver of fees, the yield would have been lower.

                           The 7-day yield is a more accurate reflection of the Funds current performance than the total return.

                           (1)Total return for the Fund's Class A Shares was 4.26% for the one-year period ending 9/30/99.

                           (2)The Lipper U.S. Treasury Money Market Funds Average is based on an arithmetic average of U.S. Treasury money market funds. Lipper is an independent mutual fund performance monitor whose results are based on total return, including reinvested dividends, and do not reflect a sales charge.

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
EQUITY FUND                                                   SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
COMMON STOCKS (98.8%)

AEROSPACE & MILITARY TECHNOLOGY (2.2%)
Allied Signal, Inc.             16,300   $    976,981
Boeing Co.                      25,400      1,082,675
General Dynamics Corp.           9,300        580,669
Goodrich (B.F.) Co.              5,200        150,800
United Technologies Corp.       24,400      1,447,225
                                         ------------
                                            4,238,350
                                         ------------
AUTOMOTIVE (2.0%)
Borg-Warner Automotive,
  Inc.                           4,500        193,500
Delphi Automotive Systems       32,630        524,119
Ford Motor Co.                  32,800      1,646,151
General Motors Corp.            17,100      1,076,231
TRW, Inc.                        9,300        462,675
                                         ------------
                                            3,902,676
                                         ------------
BANKING (6.0%)
Bank of America Corp.           42,500      2,366,718
Chase Manhattan Corp.           43,296      3,263,435
Firstar Corp.                   15,900        407,438
Fleet Financial Group, Inc.     46,600      1,706,725
MBNA Corp.                      26,418        602,661
Mellon Bank Corp.               19,800        668,250
Suntrust Banks, Inc.             8,600        565,450
Wells Fargo & Co.               46,300      1,834,637
                                         ------------
                                           11,415,314
                                         ------------
BEVERAGES & TOBACCO (2.7%)
(Adolph) Coors, Class B         12,300        665,738
Coca-Cola Co.                   27,300      1,312,106
Pepsico, Inc.                   20,400        617,100
Philip Morris Companies,
  Inc.                          52,000      1,777,749
Seagram Company, Ltd.           15,800        718,900
Universal Corp.                  4,500        117,563
                                         ------------
                                            5,209,156
                                         ------------
BREWERY (0.2%)
Anheuser Busch                   6,100        427,381
                                         ------------
BROADCASTING/CABLE (2.3%)
Comcast Corp., Special
  Class A                       44,000      1,754,500
Media One Group, Inc.*          20,300      1,386,744
Viacom, Inc., Class B*          28,960      1,223,560
                                         ------------
                                            4,364,804
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
CHEMICALS (1.1%)
Dow Chemical Co.                12,300   $  1,397,588
Du Pont (E.I.) De Nemours        3,800        231,325
Praxair, Inc.                   11,100        510,600
                                         ------------
                                            2,139,513
                                         ------------
COMMERCIAL SERVICES (0.7%)
Dun & Bradstreet Corp.          14,200        424,225
McKesson HBOC, Inc.             17,400        504,600
Ogden Corp.                     39,200        392,000
Paychex, Inc.                    2,525         86,166
                                         ------------
                                            1,406,991
                                         ------------
COMPUTER HARDWARE (7.2%)
Cisco Systems, Inc.*            40,400      2,769,925
Dell Computer Corp.*            50,400      2,107,350
Electronic Data Systems
  Corp.                          5,100        269,981
EMC Corp.*                      26,800      1,914,525
Gateway, Inc.                   15,600        693,225
Hewlett-Packard Co.             18,700      1,720,400
IBM Corp.                       33,400      4,053,924
                                         ------------
                                           13,529,330
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (7.4%)
Adobe Systems, Inc.              5,700        646,950
America Online, Inc.*           22,900      2,381,599
Automatic Data Processing,
  Inc.                          19,000        847,875
BMC Software, Inc.*              9,400        672,688
Computer Associates
  International, Inc.           14,100        863,625
Compuware Corp.*                25,800        672,413
Microsoft, Inc.*                79,500      7,199,718
Oracle Corp.*                   13,650        621,075
                                         ------------
                                           13,905,943
                                         ------------
CONSTRUCTION (0.2%)
Masco Corp.                     14,800        458,800
                                         ------------
CONSUMER GOODS & SERVICES (3.2%)
Ball Corp.                       7,000        308,438
Eastman Kodak Co.               11,000        829,812
Fortune Brands, Inc.            22,600        728,850
Gillette Co.                    18,700        634,631
Hasbro, Inc.                    19,800        424,463
Jostens, Inc.                   20,900        399,713
Mattel                          15,400        292,600
Proctor & Gamble Co.            26,700      2,503,124
                                         ------------
                                            6,121,631
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
ELECTRIC UTILITY (1.2%)
DTE Energy Co.                   4,900   $    177,013
Entergy Corp.                   36,400      1,053,324
PG&E Corp.                      19,700        509,738
Texas Utilities Holding Co.     15,200        567,150
                                         ------------
                                            2,307,225
                                         ------------
ELECTRICAL & ELECTRONIC
  (4.1%)
General Electric Co.            48,800      5,785,849
Johnson Controls, Inc.          11,100        736,069
Reliant Energy, Inc.            28,200        763,163
Sensormatic Electronics
  Corp.*                        13,000        164,938
Unicom Corp.                    10,800        398,925
                                         ------------
                                            7,848,944
                                         ------------
ENERGY (0.2%)
Firstenergy Corp.               17,800        453,900
                                         ------------
FINANCIAL SERVICES (5.4%)
Associates First Capital,
  Class A                       22,782        820,152
Capital One Financial Corp.      8,400        327,600
Citigroup, Inc.                 61,735      2,716,339
Fannie Mae                      24,000      1,504,500
Freddie Mac                     16,600        863,200
J.P. Morgan & Co.                5,100        582,675
Merrill Lynch & Co.             10,200        685,313
Morgan Stanley Dean Witter
  & Co.                         16,825      1,500,580
Providian Financial Corp.        7,000        554,313
Schwab (Charles) Corp.          24,800        835,450
                                         ------------
                                           10,390,122
                                         ------------
FOOD & HOUSEHOLD PRODUCTS (0.3%)
Albertsons, Inc.                16,200        640,913
                                         ------------
FOOD PRODUCTS & SERVICES (1.4%)
Bob Evans Farms                 15,000        305,625
Conagra, Inc.                   24,500        552,781
Dean Foods Co.                  10,400        453,050
International Multifoods
  Corp.                          4,000         92,000
McDonald's Corp.                 5,100        219,300
Sara Lee Corp.                  20,400        478,125
Supervalu, Inc.                 21,000        458,063
SYSCO Corp.                      4,700        164,794
                                         ------------
                                            2,723,738
                                         ------------
GAS & ELECTRIC UTILITY (0.2%)
USD Peco Energy Co.              7,800        292,500
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
HEALTH CARE (0.7%)
Allergan                         2,300   $    253,000
Columbia/HCA Healthcare
  Corp.                         27,900        591,131
United Healthcare Corp.          9,400        457,663
                                         ------------
                                            1,301,794
                                         ------------
HOTELS & LODGING (0.2%)
Marriott International,
  Class A                        9,300        303,994
                                         ------------
INSURANCE (3.0%)
Aetna, Inc.                      7,800        384,150
Allstate Corp.                  37,146        926,328
American General Corp.           7,000        442,313
American International
  Group, Inc.                   30,800      2,677,675
Cigna Corp.                      8,100        629,775
Hartford Financial Services
  Group, Inc.                    7,200        294,300
Lincoln National Corp.          11,100        416,944
                                         ------------
                                            5,771,485
                                         ------------
MACHINERY & EQUIPMENT (0.8%)
Caterpillar, Inc.               18,700      1,024,994
Ingersoll-Rand Co.               2,900        159,319
Pentair, Inc.                    7,600        304,950
                                         ------------
                                            1,489,263
                                         ------------
MANUFACTURING (2.2%)
Brunswick Corp.                  9,400        233,825
Cooper Industries, Inc.          4,200        196,350
Mark IV Industries, Inc.        13,900        274,525
Parker Hannifin Corp.            9,200        412,275
Textron, Inc.                    7,600        588,050
Tyco International Ltd.         24,600      2,539,950
                                         ------------
                                            4,244,975
                                         ------------
MANUFACTURING-CAPITAL GOODS (0.2%)
Beckman Coulter, Inc.            7,000        315,875
                                         ------------
MANUFACTURING-CONSUMER GOODS (0.5%)
Nabisco Group Holdings          29,600        444,000
Nike, Inc., Class B              8,700        494,813
                                         ------------
                                              938,813
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES (2.4%)
Amgen, Inc.*                    13,600   $  1,108,400
Baxter International, Inc.       8,100        488,025
Boston Scientific Corp.*        22,800        562,875
Johnson & Johnson               27,300      2,508,188
                                         ------------
                                            4,667,488
                                         ------------
MEDICAL SUPPLIES (0.1%)
Mallinckrodt, Inc.               7,800        235,463
                                         ------------
METALS (0.2%)
Olin Corp.                      25,900        352,888
                                         ------------
METALS & MINING (0.6%)
Alcan Aluminum, Ltd.             7,800        243,750
Alcoa, Inc.                     12,600        781,988
Barrick Gold Corp.               7,100        154,425
                                         ------------
                                            1,180,163
                                         ------------
OFFICE EQUIPMENT & SERVICES (0.2%)
Xerox Corp.                     11,300        473,894
                                         ------------
OIL & GAS (5.5%)
Ashland, Inc.                    6,100        205,113
Baker Hughes, Inc.               7,600        220,400
Chevron Corp.                   15,500      1,375,625
Coastal Corp.                    8,300        339,781
Exxon Corp.                     35,400      2,688,187
Mobil Corp.                      5,500        554,125
Royal Dutch Petroleum, NY
  Shares                        30,800      1,819,125
Texaco, Inc.                    35,600      2,247,250
USX-Marathon Group              34,400      1,006,200
                                         ------------
                                           10,455,806
                                         ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (0.6%)
Atlantic Richfield Co.           7,500        664,687
Helmerich & Payne               16,200        410,063
                                         ------------
                                            1,074,750
                                         ------------
OIL REFINING & MARKETING (0.1%)
Ultramar Diamond Shamrock
  Corp.                          8,800        224,400
                                         ------------
PAPER PRODUCTS (0.6%)
Georgia Pacific Corp.           16,000        648,000
Weyerhaeuser Co.                10,200        587,775
                                         ------------
                                            1,235,775
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
PHARMACEUTICALS (6.2%)
Bergen Brunswig Corp.,
  Class A                       37,700   $    391,138
Bristol-Myers Squibb Co.        25,700      1,734,749
Cardinal Health, Inc.           14,075        767,088
Eli Lilly & Co.                 19,400      1,241,600
Merck & Company, Inc.           35,800      2,320,287
Mylan Laboratories              13,900        255,413
Pfizer, Inc.                    69,408      2,494,349
Schering-Plough Corp.           34,500      1,505,062
Warner-Lambert Co.              18,300      1,214,663
                                         ------------
                                           11,924,349
                                         ------------
PRINTING & PUBLISHING
  (0.5%)
Houghton Mifflin Co.             4,700        190,938
New York Times Co., Class A     16,900        633,750
Tribune Co.                      2,400        119,400
                                         ------------
                                              944,088
                                         ------------
RESORTS & ENTERTAINMENT (0.4%)
Carnival Corp.                  19,300        839,550
                                         ------------
RESTAURANTS (0.3%)
Tricon Global Restaurants*      12,000        491,250
                                         ------------
RETAIL (6.5%)
Dayton Hudson Corp.             22,500      1,351,405
Dollar General                  11,607        358,366
Federated Department
  Stores, Inc.*                 12,200        532,988
GAP, Inc.                       26,525        848,800
Home Depot, Inc.                29,000      1,990,124
J.C. Penney Company, Inc.       15,400        529,375
Lowe's Companies, Inc.          19,600        955,500
Staples, Inc.*                  25,800        562,763
TJX Companies, Inc.             36,200      1,015,863
Wal-Mart Stores, Inc.           84,600      4,023,787
                                         ------------
                                           12,168,971
                                         ------------
STEEL (0.1%)
Carpenter Technology Corp.      11,600        284,200
                                         ------------
TECHNOLOGY (5.0%)
Applied Materials, Inc.*         8,200        638,575
Intel Corp.                     90,300      6,710,419
Sun Microsystems, Inc.*          8,300        771,900
Texas Instruments, Inc.         15,200      1,250,200
UNISYS Corp.*                    3,600        162,450
                                         ------------
                                            9,533,544
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 1999


                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (12.1%)
Ameritech Corp.                 15,600   $  1,048,125
AT&T Corp.                      37,821      1,645,214
Bell Atlantic Corp.             16,548      1,113,887
BellSouth Corp.                 69,200      3,113,999
Centurytel, Inc.                16,350        664,219
General Instruments Corp.*       7,300        351,313
GTE Corp.                       21,100      1,622,063
Lucent Technologies, Inc.       58,488      3,794,408
MCI Worldcom, Inc.*             52,814      3,796,005
Nextel Communications,
  Inc., Class A*                17,900      1,213,844
Nortel Networks Corp.           42,000      2,142,000
SBC Communications, Inc.        12,198        622,860
Sprint Corp.                    12,200        661,850
Tellabs, Inc.*                  20,600      1,172,913
                                         ------------
                                           22,962,700
                                         ------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT (0.4%)
Qualcomm, Inc.                   4,100        775,669
                                         ------------
TRANSPORTATION & SHIPPING (0.9%)
Delta Air Lines, Inc.            6,800        329,800
FDX Corp.*                       2,600        100,750
Kansas City Southern
  Industries, Inc.               8,400        390,075
Southwest Airlines              21,037        319,499
Union Pacific Corp.             11,800        567,138
                                         ------------
                                            1,707,262
                                         ------------
UTILITIES (0.5%)
Enron Corp.                     21,700        895,125
-----------------------------------------------------
TOTAL COMMON STOCKS (COST
  $118,955,721)                           188,570,765
-----------------------------------------------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
  MONEY MARKET FUNDS (1.0%)
Eureka Prime Money Market
  Fund-Trust Class           1,931,784      1,931,784
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS
(COST $1,931,784)                           1,931,784
-----------------------------------------------------
  DAILY SWEEP VEHICLE (0.2%)
Bank of New York Cash Sweep    300,746   $    300,746
-----------------------------------------------------
TOTAL DAILY SWEEP VEHICLE
  (COST $300,746)                             300,746
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $121,188,251)(A) -- 100.0%        190,803,295
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%                          59,083
-----------------------------------------------------
  TOTAL NET ASSETS -- 100.0%        $190,862,378
-----------------------------------------------------

Percentages indicated are based on net assets of $190,862,378.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $177,672. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation      $ 73,524,992
Unrealized depreciation        (4,087,620)
                             ------------
Net unrealized
  appreciation               $ 69,437,372
                             ============

 *  Denotes non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
COMMON STOCKS (63.6%)
AUSTRALIA (0.9%)
BANKING (0.4%)
Australia & New Zealand
  Banking Group Ltd.             8,100   $     54,184
Commonwealth Bank of
  Australia                      5,400         85,108
National Australia Bank
  Ltd.                           5,400         79,051
Westpac Banking Corp.            7,200         44,419
                                         ------------
                                              262,762
                                         ------------
BUILDING PRODUCTS (0.0%)
CSR Ltd.                         3,300          8,337
                                         ------------
CONSUMER GOODS & SERVICES (0.1%)
Brambles Industries Ltd.         1,700         49,226
Coca Cola Amatil Ltd.            5,100         17,907
Woolworths Ltd.                  7,000         24,441
                                         ------------
                                               91,574
                                         ------------
DIVERSIFIED (0.1%)
Broken Hill Proprietary Co.
  Ltd.                           7,100         81,784
                                         ------------
ENERGY (0.1%)
Australian Gas & Light Co.       1,800         10,643
Santos Ltd.                      2,700          7,554
Woodside Petroleum Ltd.          8,600         59,701
                                         ------------
                                               77,898
                                         ------------
FINANCIAL SERVICES (0.1%)
Lend Lease Corp. Ltd.            4,600         56,142
Westfield Holdings Ltd.          2,000         11,421
                                         ------------
                                               67,563
                                         ------------
INDUSTRIAL (0.0%)
Orica Ltd.                       2,300         12,384
Pacfic Dunlop Ltd.              10,600         15,911
                                         ------------
                                               28,295
                                         ------------
MEDIA (0.1%)
News Corp. Ltd.*                 8,100         56,838
Publishing & Brocasting          3,100         18,512
                                         ------------
                                               75,350
                                         ------------
METALS & MINING (0.0%)
Rio Tinto Ltd.                   1,400         23,743
WMC Ltd.                         2,900         14,762
                                         ------------
                                               38,505
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
RETAIL (0.0%)
Coles Myer Ltd.                  3,000   $     15,679
                                         ------------
TELECOMMUNICATIONS (0.0%)
Cable & Wireless Optus
  Ltd.*                          2,400          5,169
                                         ------------
                                              752,916
                                         ------------
AUSTRIA (0.0%)
ENERGY (0.0%)
EVN-AG                             100         12,777
                                         ------------
ENGINEERING (0.0%)
VA Technologie, AG                 110          8,838
                                         ------------
FINANCIAL SERVICES (0.0%)
Bank Austria, AG                   373         18,570
                                         ------------
                                               40,185
                                         ------------
BELGIUM (0.1%)
BANKING (0.0%)
KBC Bancassurance Holding          700         35,597
                                         ------------
ELECTRIC UTILITY (0.0%)
Electrabel, SA                      50         17,327
                                         ------------
INSURANCE (0.1%)
Fortis, AG, Class B              1,800         58,660
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (0.0%)
Total Fina SA-Strip                180              2
                                         ------------
PHARMACEUTICALS (0.0%)
UCB, SA                            300         12,125
                                         ------------
                                              123,711
                                         ------------
CANADA (1.1%)
AUTOMOTIVE (0.0%)
Canadian Tire Corp., Class
  A                                300          7,237
Magna International, Inc.,
  Class A                          200          9,874
                                         ------------
                                               17,111
                                         ------------
BANKING (0.3%)
Bank of Montreal                   900         31,358
Bank of Nova Scotia              2,200         47,009
Canadian Imperial Bank of
  Commerce                       1,700         32,739
National Bank of Canada          2,200         26,200
Royal Bank of Canada               700         29,010
Toronto-Dominion Bank            2,200         42,743
                                         ------------
                                              209,059
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
BEVERAGES & TOBACCO (0.0%)
Imasco Ltd.                        800   $     20,851
                                         ------------
CHEMICALS (0.0%)
Potash Corp. of
  Saskatchewan                     200         10,303
                                         ------------
DIVERSIFIED (0.1%)
Bombardier, Inc., Class A        3,400         56,686
Bombardier, Inc., Class B        2,800         46,397
Power Corp. of Canada            1,000         16,775
                                         ------------
                                              119,858
                                         ------------
FINANCIAL SERVICES (0.0%)
Newcourt Credit Group, Inc.        800         10,398
Power Financial Corp.              400          6,533
                                         ------------
                                               16,931
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Weston (George) Ltd.               300         11,014
                                         ------------
FOREST & PAPER PRODUCTS (0.0%)
Donohue, Inc., Class A             750         12,147
                                         ------------
INSURANCE (0.0%)
Great West Lifeco, Inc.          2,800         37,632
                                         ------------
METALS & MINING (0.2%)
Alcan Aluminum Ltd.              1,400         43,777
Barrick Gold Corp.               2,400         52,508
Inco Ltd., Class VBN             2,100         16,649
Noranda, Inc.                    1,300         17,737
                                         ------------
                                              130,671
                                         ------------
OIL & GAS (0.4%)
Canadian Natural Resources*      2,600         60,865
Canadian Utilities Ltd.,
  Class B                          700         19,054
Gaz Metropolitan & Co., LP       2,900         32,661
Imperial Oil Ltd.                2,400         50,222
Petro-Canada                     2,800         42,396
Westcoast Energy, Inc.           1,500         28,020
                                         ------------
                                              233,218
                                         ------------
PHARMACEUTICALS (0.0%)
Biochem Pharmaecutical,
  Inc.*                            400          9,636
                                         ------------
PRINTING & PUBLISHING (0.0%)
Thomson Corp.                      700         19,650
                                         ------------
REAL ESTATE (0.0%)
Trizec Hahn Corp.                2,100         39,585
                                         ------------
TELECOMMUNICATIONS (0.1%)
BCE, Inc.                        1,000         49,643
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TRANSPORTATION & SHIPPING (0.0%)
Canadian National Railway
  Co.                              400   $     12,127
                                         ------------
                                              949,436
                                         ------------
DENMARK (0.2%)
BANKING (0.0%)
Den Danske Bank                    200         22,780
Unidanmark A/S, Class A            300         20,329
                                         ------------
                                               43,109
                                         ------------
COMMERCIAL SERVICES (0.0%)
Ratin A/S, Class B                 140         15,384
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Danisco A/S                        136          5,689
                                         ------------
PHARMACEUTICALS (0.0%)
Novo-Nordisk A/S, Class B          156         18,550
                                         ------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT (0.0%)
Tele Danmark A/S                   460         27,415
                                         ------------
TRANSPORTATION & SHIPPING (0.2%)
D/S 1912, Class B                    5         51,433
                                         ------------
                                              161,580
                                         ------------
FINLAND (0.5%)
BANKING (0.0%)
Merita, PLC, Class A             3,000         16,869
                                         ------------
TELECOMMUNICATIONS (0.5%)
Nokia, OYJ                       4,700        420,959
                                         ------------
                                              437,828
                                         ------------
FRANCE (2.1%)
AUTOMOTIVE (0.1%)
Michelin (CGDE), Class B           710         33,512
PSA Peugeot Citroen                100         20,043
                                         ------------
                                               53,555
                                         ------------
BANKING (0.3%)
Banque Nationale de Paris          650         51,884
Credit Commercial de France        550         69,352
Dexia France                       250         37,275
Societe Generale, Class A          400         82,430
                                         ------------
                                              240,941
                                         ------------
BEVERAGES & TOBACCO (0.1%)
LVMH (Moet-Hennessy Louis
  Vuitton)                         260         77,947
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
BROADCASTING/CABLE (0.0%)
Canal Plus                         360   $     21,509
                                         ------------
CHEMICALS (0.1%)
L'Air Liquide                      450         71,408
                                         ------------
CONSUMER GOODS & SERVICES (0.2%)
BIC                                400         19,519
Christian Dior                     100         16,294
L'oreal                            160        102,154
                                         ------------
                                              137,967
                                         ------------
FINANCIAL SERVICES (0.1%)
AXA                                400         50,608
Paribas                            600         66,711
                                         ------------
                                              117,319
                                         ------------
FOOD PRODUCTS & SERVICES (0.1%)
Groupe Danone                      140         34,070
Promodes                            20         17,689
                                         ------------
                                               51,759
                                         ------------
HOTELS & LODGING (0.1%)
Accor, SA                          200         46,625
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.2%)
Compagnie de Saint-Gobain          220         41,002
LaFarge                            500         55,273
LeGrand                            100         22,471
Schneider Electric, SA             300         21,949
Suez Lyonnaise Des Eaux            582         94,213
Vivendi                            981         68,902
                                         ------------
                                              303,810
                                         ------------
MANUFACTURING-CAPITAL GOODS (0.0%)
STMicroelectronics NV              400         31,183
                                         ------------
MERCHANDISING (0.2%)
Carrefour                          900        144,061
                                         ------------
OIL & GAS (0.2%)
Elf Aquitane                       900        157,193
Total Fina, SA, Class B            881        110,714
                                         ------------
                                              267,907
                                         ------------
PHARMACEUTICALS (0.2%)
Rhone-Poulenca, Class A            850         43,904
Sanofi Synthelabo, SA            2,440        103,943
                                         ------------
                                              147,847
                                         ------------
TECHNOLOGY (0.1%)
Alcatel                            550         75,795
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (0.1%)
France Telecom, SA                 650   $     57,041
                                         ------------
                                            1,846,674
                                         ------------
GERMANY (2.3%)
AUTOMOTIVE (0.2%)
Bayerische Motoren Werke,
  AG                             2,496         70,442
Daimlerchrysler, AG*               874         60,223
Volkswagen, AG                     900         50,225
                                         ------------
                                              180,890
                                         ------------
BANKING (0.5%)
Bayerische Vereinsbank, AG       2,125        124,018
Commerzbank, AG                  1,900         71,935
Deutsche Bank AG                 3,250        217,537
Dresdner Bank, AG                1,050         49,426
                                         ------------
                                              462,916
                                         ------------
CHEMICALS (0.3%)
BASF, AG                         1,945         82,856
Bayer, AG                        3,600        142,816
Hoechst, AG                        900         39,202
                                         ------------
                                              264,874
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.1%)
SAP, AG                            150         57,829
                                         ------------
CONGLOMERATES (0.1%)
Viag, AG NPV                     2,600         49,288
                                         ------------
ELECTRICAL & ELECTRONIC (0.2%)
Siemens, AG                      2,175        179,633
                                         ------------
ENERGY (0.1%)
RWE, AG                          2,150         89,185
                                         ------------
ENGINEERING (0.3%)
Mannesmann, AG                   1,750        279,560
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.2%)
Thyssen Krupp, AG*               2,350         47,176
Veba, AG                         2,150        117,807
                                         ------------
                                              164,983
                                         ------------
INSURANCE (0.1%)
Allianz, AG, Registered            180         51,874
Muenchener Rueckver, AG,
  Registered                       360         72,730
                                         ------------
                                              124,604
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
RETAIL (0.0%)
Metro, AG                          100   $      5,208
                                         ------------
TELECOMMUNICATIONS (0.2%)
Deutsche Telekom, AG             3,250        133,257
                                         ------------
                                            1,992,227
                                         ------------
HONG KONG (0.7%)
BANKING (0.3%)
Bank of East Asia*              10,000         21,693
HSBC Holdings PLC               21,000        240,616
                                         ------------
                                              262,309
                                         ------------
DIVERSIFIED (0.1%)
Hutchison Whampoa                4,000         37,206
Jardine Matheson Holdings
  Ltd.*                          2,000          8,170
Swire Pacific Ltd., Class A      9,500         45,008
                                         ------------
                                               90,384
                                         ------------
ELECTRIC UTILITY (0.1%)
CLP Holdings, Ltd.               9,000         42,291
Hong Kong Electric Holdings     14,000         43,437
                                         ------------
                                               85,728
                                         ------------
OIL & GAS (0.0%)
Hong Kong & China Gas           24,200         32,557
                                         ------------
REAL ESTATE (0.2%)
Cheung Kong                      6,000         50,016
China Resources Enterprises     10,000         13,582
Hang Lung Development Co.       10,000         11,329
Henderson Land Development
  Co., Ltd                       2,000          9,244
New World Development            1,000          2,195
Sun Hung Kai Properties          7,000         53,395
                                         ------------
                                              139,761
                                         ------------
TELECOMMUNICATIONS (0.0%)
Cable & Wireless HKT, Ltd.      17,400         38,193
                                         ------------
                                              648,932
                                         ------------
IRELAND (0.2%)
BANKING (0.1%)
Allied Irish Bank, PLC           3,005         36,067
Bank of Ireland                  5,700         46,439
                                         ------------
                                               82,506
                                         ------------
HEALTH CARE (0.1%)
Elan Corp. PLC*                  1,308         44,325
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
MANUFACTURING (0.0%)
CRH, PLC                         1,000   $     19,149
                                         ------------
                                              145,980
                                         ------------
ITALY (1.0%)
AUTOMOTIVE (0.0%)
Fiat, SPA                        1,170         39,001
                                         ------------
BANKING (0.2%)
Rolo Banca 1473, SPA             2,000         41,918
San Paolo E IMI, SPA             6,135         79,711
Unicredito Italiano, SPA         7,000         34,218
                                         ------------
                                              155,847
                                         ------------
ELECTRIC UTILITY (0.0%)
Edison, SPA                      3,000         26,390
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.0%)
Montedison SPA                   5,200         10,190
                                         ------------
INSURANCE (0.2%)
Assicurazioni Generali           3,695        122,777
Istituto Nazionale delle
  Assicur                       15,000         48,883
Ras Savings, SPA, RNC            2,000         15,655
                                         ------------
                                              187,315
                                         ------------
OIL & GAS (0.1%)
Ente Nazional Indrocarburi,
  SPA                           12,100         75,901
                                         ------------
TELECOMMUNICATIONS (0.5%)
Telecom Italia Mobile, SPA      14,000         87,074
Telecom Italia Mobile, SPA-
  RNC                           13,000         47,903
Telecom Italia, SPA             21,555        187,320
Telecom Italia, SPA-RNC         13,000         65,348
                                         ------------
                                              387,645
                                         ------------
TEXTILE PRODUCTS (0.0%)
Benetton Group, SPA             10,000         21,779
                                         ------------
                                              904,068
                                         ------------
JAPAN (6.7%)
AUTOMOTIVE (0.8%)
Aisin Seiki Company, Ltd.        3,000         46,916
Bridgestone Corp.                3,000         83,970
Denso Corp.                      3,000         63,541
Honda Motor Company              2,000         83,782
Mazda Motor Corp.               13,000         65,203
Mitsubishi Motors                6,000         32,574

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Nissan Motors                    9,000   $     54,524
Toyota Motor Corp.               9,000        286,568
                                         ------------
                                              717,078
                                         ------------
BANKING (1.1%)
77 Bank Ltd.                     2,000         20,870
Bank of Tokyo-Mitsubishi
  Ltd.                          13,000        199,641
Dai-Ichi Kangyo Bank Ltd.       12,000        149,681
Fuji Bank Ltd.                   8,000         97,232
Gunma Bank                       1,000          6,810
Hachijuni Bank                   4,000         27,426
Industrial Bank of Japan         9,000        110,654
Mitsubishi Trust & Banking
  Co.                            3,000         36,631
Nikko Securities Co., Ltd.       6,000         50,720
Sakura Bank Ltd.                 7,000         52,599
Shizuoka Bank                    6,000         72,079
Sumitomo Bank Ltd.               8,000        120,225
Sumitomo Trust & Banking         6,000         47,508
Yamaguchi Bank Ltd.              2,000         15,817
                                         ------------
                                            1,007,893
                                         ------------
BEVERAGES & TOBACCO (0.1%)
Japan Tobacco, Inc.                  2         24,796
Kirin Brewery Company, Ltd.      4,000         47,903
                                         ------------
                                               72,699
                                         ------------
CHEMICALS (0.3%)
Mitsubishi Chemical Corp.       19,000         72,633
Shin-Etsu Chemical Co.           2,000         83,406
Takeda Chemical Industries       2,000        108,015
                                         ------------
                                              264,054
                                         ------------
CONSTRUCTION (0.1%)
Daiwa House Industry
  Company Ltd.                   1,000          9,890
Matsushita Electric Works        4,000         41,741
Shimizu Corp.                    2,000          8,848
                                         ------------
                                               60,479
                                         ------------
CONSUMER GOODS & SERVICES (0.4%)
KAO Corp.                        3,000         84,815
Kuraray Company Ltd.             1,000         11,722
Matsushita Electric
  Industrial Co.                 7,000        148,921
Nintendo Company Ltd.              200         31,897
Shiseido Company Ltd.            2,000         29,868
Sony Corp.                         200         29,887
Toto Ltd.                        1,000          7,786
                                         ------------
                                              344,896
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
ELECTRIC UTILITY (0.2%)
Chubu Electric Power
  Company, Inc.                  1,000   $     18,175
Hokkaido Electric Power
  Company, Inc.                  2,000         29,775
Hokuriku Electric Power          1,000         15,864
Kansai Electric Power            3,000         58,045
Kyushu Electric Power            1,000         15,310
Tohoku Electric Power              300          4,678
Tokyo Electric Power Co.         2,200         50,833
                                         ------------
                                              192,680
                                         ------------
ELECTRICAL & ELECTRONIC (0.6%)
Hitachi Ltd.                    11,000        121,915
Kyocera Corp.                    1,000         76,080
Minebea Company, Ltd.            3,000         38,181
Murata Mfg. Company, Ltd.        1,000        100,501
NEC Corp.                        5,000        100,736
NGK Insulators Ltd.              1,000          9,703
Nitto Denko Corp.                1,000         31,747
Omron Corp.                      1,000         19,771
Sumitomo Electric Industies      3,000         41,140
                                         ------------
                                              539,774
                                         ------------
FINANCIAL SERVICES (0.4%)
Acom Company, Ltd.               1,000        131,214
Credit Saison Company, Ltd.      1,000         23,294
Daiwa Securities GRP             6,000         54,665
Nomura Securities Company,
  Ltd.                           6,000         92,987
Tokio Marine & Fire
  Insurance                      4,000         47,339
                                         ------------
                                              349,499
                                         ------------
FOOD PRODUCTS & SERVICES (0.1%)
Ajinomoto Company, Inc.          3,000         35,081
Nissin Food Products
  Company, Ltd.                  2,000         54,477
                                         ------------
                                               89,558
                                         ------------
INDUSTRIAL (0.2%)
Chudenko Corp.                   1,000         17,743
Kajima Corp.                     2,000          8,003
Mitsubishi Heavy Industries
  Ltd.                          16,000         61,615
Tostem Corp.                     3,000         70,162
                                         ------------
                                              157,523
                                         ------------
MACHINERY & EQUIPMENT (0.1%)
Ebara Corp.                      2,000         25,980

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Toyoda Automatic Loom Works
Ltd.                             1,000   $     18,372
                                         ------------
                                               44,352
                                         ------------
MANUFACTURING (0.2%)
Fuji Photo Film Co.              2,000         68,566
Nikon Corp.                      3,000         57,765
Onward Kashiyama Company,
  Ltd.                           2,000         30,432
                                         ------------
                                              156,763
                                         ------------
MEDIA (0.1%)
Tokyo Broadcasting System        1,000         20,147
Toppan Printing Company
  Ltd.                           3,000         37,758
                                         ------------
                                               57,905
                                         ------------
METALS & MINING (0.0%)
Sumitomo Metal Industries*      30,000         33,813
                                         ------------
OFFICE EQUIPMENT & SERVICES (0.1%)
Canon, Inc.                      2,000         58,234
Dai Nippon Printing
  Company, Ltd.                  1,000         18,588
Ricoh Company Ltd.               3,000         52,129
                                         ------------
                                              128,951
                                         ------------
OIL & GAS (0.0%)
Tonen Corp.                      2,000         15,667
                                         ------------
PHARMACEUTICALS (0.2%)
Ono Pharmaceutical Company,
  Ltd.                           1,000         37,101
Sankyo Company, Ltd.             2,000         60,113
Yamanouchi Pharmaceutical
  Company, Ltd.                  1,000         46,869
                                         ------------
                                              144,083
                                         ------------
REAL ESTATE (0.1%)
Mitsubishi Estate Company,
  Ltd.                           4,000         40,614
Mitsui Fudosan Company,
  Ltd.                           4,000         32,085
                                         ------------
                                               72,699
                                         ------------
RETAIL (0.2%)
Daiei, Inc.*                     2,000          7,965
Ito-Yokado Company, Ltd.         1,000         82,656
Jusco Company, Ltd.              2,000         37,664
Marui Company, Ltd.              2,000         37,345
Mycal Corp.                      1,000          6,246

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Takashimaya Company, Ltd.        1,000   $     10,238
UNY Company, Ltd.                1,000         14,652
                                         ------------
                                              196,766
                                         ------------
TECHNOLOGY (0.4%)
Fujitsu Ltd.                     6,000        187,100
TDK Corp.                        1,000        115,811
Tokyo Electron Ltd.              1,000         86,882
                                         ------------
                                              389,793
                                         ------------
TELECOMMUNICATIONS (0.4%)
Japan Telecom Co., Ltd               2         46,963
KDD                                300         31,024
Nippon Telegraph &
  Telephone Corp.                   15        184,564
Nippon Television Network          100         71,384
                                         ------------
                                              333,935
                                         ------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT (0.3%)
NTT Mobile Communications           13        256,418
                                         ------------
TRANSPORTATION & SHIPPING (0.2%)
All Nippon Airways Company,
  Ltd.*                          7,000         24,721
East Japan Railway Co.               6         38,209
Japan Airlines Company,
  Ltd.                           2,000          7,702
Kinki Nippon Railway
  Company, Ltd.                 10,000         53,351
Nippon Express Company,
  Ltd.                           3,000         20,119
Seibu Railway Company, Ltd.      1,000         16,756
                                         ------------
                                              160,858
                                         ------------
WHOLESALE & INTERNATIONAL TRADE (0.1%)
Mitsubishi Corp.                 3,000         24,796
Mitsui & Company, Ltd.           5,000         37,852
Sumitomo Corp.                   2,000         14,709
                                         ------------
                                               77,357
                                         ------------
                                            5,865,493
                                         ------------
MALAYSIA (0.2%)
BANKING (0.2%)
Malayan Banking Berhad          28,800         89,432
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Kuala Lumpur Kepong Berhad       9,000         10,895
                                         ------------
DIVERSIFIED (0.0%)
Renong Berhad*                   9,000          4,287
Sungei Way Holdings Berhad*      5,800          2,976
                                         ------------
                                                7,263
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
ELECTRIC UTILITY (0.0%)
Tenaga Nasional Berhad           4,000   $      8,211
                                         ------------
FINANCIAL SERVICES (0.0%)
Hong Leong Credit Berhad         6,000          6,158
Innovest Berhad*                 5,000          1,000
Sime Darby Berhad                8,700         10,074
                                         ------------
                                               17,232
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Nestle (Malaysia) Berhad         1,000          3,500
                                         ------------
INDUSTRIAL (0.0%)
UMW Holdings Berhad              2,000          3,184
United Engineers
  (Malaysia)*                    1,000          1,487
                                         ------------
                                                4,671
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.0%)
Perusahaan Otomobil
  Nasional                       1,000          1,566
                                         ------------
OIL & GAS (0.0%)
Petronas Gas Berhad              2,000          4,211
                                         ------------
RESORTS & ENTERTAINMENT (0.0%)
Resorts World Berhad             4,000          9,158
                                         ------------
TELECOMMUNICATIONS (0.0%)
Telekom Malaysia                 3,500          9,073
                                         ------------
                                              165,212
                                         ------------
NETHERLANDS (1.5%)
APPLIANCES & HOUSEHOLD PRODUCTS (0.1%)
Koninklijke Philips
  Electronics, NV                1,181        118,858
                                         ------------
BANKING (0.3%)
ABN Amro Holding, NV             3,748         84,222
Ing Groep, NV                    2,504        136,004
                                         ------------
                                              220,226
                                         ------------
BREWERY (0.1%)
Heineken, NV                     1,800         89,523
                                         ------------
CHEMICALS (0.1%)
Akzo Nobel                       1,080         45,778
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Koninklijke Ahold, NV            1,200              0
Koninklijke Ahold, NV            1,200         39,490
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
INSURANCE (0.2%)
Aegon, NV                        1,388   $    119,439
Fortis, NV                       1,020         32,969
                                         ------------
                                              152,408
                                         ------------
MACHINERY & EQUIPMENT (0.1%)
Unilever, NV                     1,403         95,478
                                         ------------
OIL & GAS (0.4%)
Royal Dutch Petroleum            7,517        436,301
                                         ------------
PRINTING & PUBLISHING (0.1%)
Wolters Kluwer                   1,680         57,612
                                         ------------
TELECOMMUNICATIONS (0.1%)
Koninklijke KPN, NV              1,479         64,816
                                         ------------
TRANSPORTATION & SHIPPING (0.0%)
TNT Post Group, NV                 859         21,864
                                         ------------
                                            1,342,354
                                         ------------
NEW ZEALAND (0.0%)
AEROSPACE & MILITARY TECHNOLOGY (0.0%)
Air New Zealand Ltd., Class
  B                             10,000         16,009
                                         ------------
DIVERSIFIED (0.0%)
Brierley Investments Ltd.*      11,700          2,719
                                         ------------
FOREST & PAPER PRODUCTS (0.0%)
Fletcher Challenge Forests*     10,000          4,286
                                         ------------
TELECOMMUNICATIONS (0.0%)
Telecom Corp. of New
  Zealand                        5,000         19,701
                                         ------------
                                               42,715
                                         ------------
NORWAY (0.1%)
BANKING (0.0%)
Den Norske Bank, ASA             1,000          3,948
Sparebanken Nor-Cap, CTF           100          2,186
                                         ------------
                                                6,134
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Orkla, ASA, Class A                600          9,094
                                         ------------
INDUSTRIAL (0.1%)
Bergesen D Y ASA, Class A          500          8,127
Kvaerner, ASA                      100          1,999
Norsk Hydro, ASA                   780         33,001
                                         ------------
                                               43,127
                                         ------------
INSURANCE (0.0%)
Storebrand, ASA*                 1,000          7,482
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
OIL & GAS (0.0%)
Smedvig, ASA, Class B            1,000   $      9,417
                                         ------------
                                               75,254
                                         ------------
SINGAPORE (0.2%)
BANKING (0.1%)
DBS Group Holdings Ltd.          3,198         35,733
United Overseas Bank --
  Foreign*                       1,000          7,586
                                         ------------
                                               43,319
                                         ------------
INDUSTRIAL (0.0%)
Sembcorp Industries Ltd.*       18,209         20,988
                                         ------------
PRINTING & PUBLISHING (0.0%)
Singapore Press Holdings         1,148         18,093
                                         ------------
REAL ESTATE (0.1%)
Centrepoint Properties          15,000         15,878
DBS Land                         3,000          5,575
                                         ------------
                                               21,453
                                         ------------
TELECOMMUNICATIONS (0.0%)
Singapore
  Telecommunications             5,000          9,115
                                         ------------
TRANSPORTATION & SHIPPING (0.0%)
Singapore Airlines Ltd.          2,000         19,524
                                         ------------
                                              132,492
                                         ------------
SPAIN (0.7%)
BANKING (0.4%)
Banco Bilbao Vizcaya            11,631        153,350
Banco Popular Espanol              600         41,439
Banco Santander Central
  Hispano SA                     8,640         89,347
                                         ------------
                                              284,136
                                         ------------
ELECTRIC UTILITY (0.1%)
Endesa, SA                         500          9,500
                                         ------------
Iberdrola, SA                    4,906         72,729
                                         ------------
                                               82,229
                                         ------------
GAS & ELECTRIC UTILITY (0.1%)
Gas Natural SDG-E                  600         12,831
Repsol, SA                       3,750         73,444
                                         ------------
                                               86,275
                                         ------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT (0.1%)
Telefonica, SA                   7,398        118,418
                                         ------------
                                              571,058
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
SWEDEN (0.8%)
AUTOMOTIVE (0.1%)
Volvo, AB, Class A                 400   $     11,271
Volvo, AB, Class B               1,700         48,007
                                         ------------
                                               59,278
                                         ------------
BANKING (0.3%)
Astrazeneca Pld Ords             3,193        133,014
Investor AB Class A                800          9,368
Investor AB Class B              2,400         28,398
Svenska Handelsbanken,
  Class A                        3,900         54,472
Svenska Handelsbanken,
  Class B                        1,500         19,396
                                         ------------
                                              244,648
                                         ------------
BASIC MATERIALS (0.0%)
AGA, AB, Class A                   700         11,954
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Electrolux, AB, Class B          1,300         24,263
                                         ------------
INDUSTRIAL (0.0%)
Skanska, AB, Class B               200          7,441
                                         ------------
INSURANCE (0.1%)
Skandia Forsakrings, AB          2,500         52,148
                                         ------------
MACHINERY & EQUIPMENT (0.1%)
Atlas Copco, AB, Class A         1,600         44,891
Sandvik, AB, Class A               850         23,070
Sandvik, AB, Class B               500         13,662
                                         ------------
                                               81,623
                                         ------------
MEDICAL EQUIPMENT & SUPPLIES (0.0%)
Gambro, AB, Class B              1,000          9,576
                                         ------------
TELECOMMUNICATIONS (0.2%)
Ericsson, LM, Class B            6,000        185,904
                                         ------------
TRANSPORTATION & SHIPPING (0.0%)
Abb Ltd.                            95          9,746
                                         ------------
                                              686,581
                                         ------------
SWITZERLAND (2.0%)
BANKING (0.5%)
Credit Suisse Group,
  Registered                       880        161,271
Union Bank of Switzerland,
  AG, Registered                   838        236,226
                                         ------------
                                              397,497
                                         ------------
ENERGY (0.1%)
Abb Ltd.                           891         92,035
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
FOOD PRODUCTS & SERVICES (0.3%)
Nestle, SA, Registered             160   $    300,685
                                         ------------
INSURANCE (0.2%)
Swiss Reinsurance Co.,
  Registered                        50         99,795
Zurich Allied, AG                  150         83,668
                                         ------------
                                              183,463
                                         ------------
PHARMACEUTICALS (0.9%)
Novartis, AG, Registered           263        390,141
Roche Holding, AG, Bearer            3         55,589
Roche Holding, AG, Genus            27        312,450
                                         ------------
                                              758,180
                                         ------------
                                            1,731,860
                                         ------------
UNITED KINGDOM (7.0%)
AEROSPACE & MILITARY TECHNOLOGY (0.0%)
British Aerospace, PLC           6,000         39,550
                                         ------------
AUTOMOTIVE (0.0%)
GKN, PLC                         1,000         15,967
                                         ------------
BANKING (1.2%)
Abbey National, PLC              6,000        106,522
Alliance & Leicester, PLC        2,500         34,729
Bank of Scotland                 4,000         47,727
Barclays, PLC                    6,918        203,142
HSBC Holdings, PLC              10,200        116,917
Lloyds TSB Group, PLC           20,731        257,770
National Westminster Bank        7,000        163,241
Royal Bank of Scotland
  Group                          2,000         42,918
Standard Chartered, PLC          2,000         28,920
                                         ------------
                                            1,001,886
                                         ------------
BEVERAGES & TOBACCO (0.4%)
Bass, PLC                        3,791         45,733
British American Tobacco,
  PLC                            7,374         63,272
Cadbury Schweppes, PLC          11,706         81,308
Diageo, PLC                     14,552        148,706
Scottish & Newcastle, PLC        2,000         19,878
                                         ------------
                                              358,897
                                         ------------
CHEMICALS (0.1%)
BOC Group, PLC                   2,445         50,977
Imperial Chemical
  Industries, PLC                2,000         22,184
                                         ------------
                                               73,161
                                         ------------
CONSUMER GOODS & SERVICES (0.3%)
Boots Company, PLC               2,919         32,521
Granada Group, PLC               8,000         68,511

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Hays, PLC                        6,000   $     64,921
Unilever                         8,035         75,626
                                         ------------
                                              241,579
                                         ------------
DIVERSIFIED (0.2%)
General Electric Company,
  PLC                           10,070         96,686
Invensys, PLC                   12,000         58,498
Rentokil Initial, PLC            6,000         21,245
                                         ------------
                                              176,429
                                         ------------
ELECTRIC UTILITY (0.1%)
National Power, PLC             12,000         93,577
Scottish & Southern Energy       1,630         15,207
                                         ------------
                                              108,784
                                         ------------
FINANCIAL SERVICES (0.1%)
3i Group, PLC                    1,000         12,549
Halifax, PLC                     6,475         81,418
                                         ------------
                                               93,967
                                         ------------
FOOD PRODUCTS & SERVICES (0.2%)
(J) Sainsbury, PLC               1,144          7,141
Allied Domecq, PLC               1,400          7,989
Associated British Foods,
  PLC                            4,400         28,786
Tesco, PLC                      34,254        107,043
                                         ------------
                                              150,959
                                         ------------
GAS & ELECTRIC UTILITY (0.1%)
Scot Power                       5,000         45,949
                                         ------------
INDUSTRIAL (0.0%)
BAA, PLC                         2,100         21,270
                                         ------------
INSURANCE (0.5%)
Allied Zurich, PLC*              7,374         86,588
CGU, PLC                         7,044        108,757
Legal & General Group, PLC      16,000         45,389
Norwich Union, PLC               6,000         43,404
Prudential Corporation, PLC      8,000        122,925
Royal & Sun Alliance
  Insurance Group, PLC           4,545         35,854
Sun Life                           231          1,817
                                         ------------
                                              444,734
                                         ------------
MEDIA (0.2%)
British Sky Broadcasting,
  PLC                            8,000         77,404
Pearson, PLC                     3,463         74,313
Reuters Group, PLC               4,855         54,811
                                         ------------
                                              206,528
                                         ------------
METALS & MINING (0.0%)
Rio Tinto, PLC, Registered       2,216         38,430
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
OIL & GAS (0.6%)
BP Amoco, PLC                   20,176   $    368,497
Shell Transportation &
  Trading Company, PLC          25,473        190,460
                                         ------------
                                              558,957
                                         ------------
PHARMACEUTICALS (0.8%)
Astrazeneca Group, PLC           4,000        167,786
Glaxo Wellcome, PLC             14,451        376,982
Smithkline Beecham, PLC         15,708        180,699
                                         ------------
                                              725,467
                                         ------------
REAL ESTATE (0.1%)
Land Securities, PLC             4,282         57,686
                                         ------------
RESTAURANTS (0.1%)
Whitbread, PLC                   3,700         46,646
                                         ------------
RETAIL (0.2%)
Great Universal Stores, PLC      5,834         44,005
Kingfisher, PLC                  6,000         64,327
Marks & Spencer, PLC             8,198         42,597
                                         ------------
                                              150,929
                                         ------------
TELECOMMUNICATIONS (1.5%)
British Telecom, PLC            26,066        394,724
Cable & Wireless
  Communications, PLC*           5,000         51,095
Cable & Wireless, PLC           11,000        119,746
Orange, PLC*                     4,000         78,656
Vodafone Airtouch, ADR             250         59,438
Vodafone Group, PLC             23,225        550,024
                                         ------------
                                            1,253,683
                                         ------------
TRANSPORTATION & SHIPPING (0.2%)
British Airways, PLC             3,500         19,656
Peninsular & Orient Steam
  Navigation Co.                 4,250         64,114
Railtrack Group, PLC             2,600         54,723
                                         ------------
                                              138,493
                                         ------------
UTILITIES (0.1%)
British Gas, PLC                13,911         79,956
United Utilities, PLC            4,000         43,775
                                         ------------
                                              123,731
                                         ------------
                                            6,073,682
                                         ------------
UNITED STATES (35.3%)
AEROSPACE & MILITARY TECHNOLOGY (0.8%)
Allied Signal, Inc.              2,900        173,819
Boeing Co.                       4,800        204,600

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
General Dynamics Corp.           2,100   $    131,119
United Technologies Corp.        2,800        166,075
                                         ------------
                                              675,613
                                         ------------
AUTOMOTIVE (0.6%)
Daimlerchrysler, AG*             1,184         82,214
Dana Corp.                         300         11,138
Delphi Automotive Systems        2,166         34,791
Ford Motor Co.                   5,200        260,974
General Motors Corp.               600         37,763
TRW, Inc.                        1,800         89,550
                                         ------------
                                              516,430
                                         ------------
BANKING (2.3%)
Bank One Corp.                   5,814        202,400
BankAmerica Corp.                6,536        363,973
Bankboston Corp.                 3,000        130,125
Chase Manhattan Corp.            3,500        263,812
Comerica, Inc.                   2,650        134,156
Firstar Corp.                    6,800        174,250
Fleet Financial Group, Inc.      5,500        201,438
MBNA Corp.                       6,100        139,156
PNC Bank Corp.                   2,600        136,988
Wells Fargo & Co.                7,700        305,112
                                         ------------
                                            2,051,410
                                         ------------
BEVERAGES & TOBACCO (1.2%)
(Adolph) Coors, Class B          1,700         92,013
Coca-Cola Co.                    5,400        259,538
Pepsico, Inc.                    5,200        157,300
Philip Morris Companies,
  Inc.                          10,600        362,387
Seagram Company, Ltd.            2,900        131,950
                                         ------------
                                            1,003,188
                                         ------------
BROADCASTING/CABLE (0.4%)
Comcast Corp., Special
  Class A                        4,600        183,425
Media One Group, Inc.*           2,400        163,950
                                         ------------
                                              347,375
                                         ------------
BUILDING PRODUCTS (0.1%)
York International Corp.         2,100         75,469
                                         ------------
CHEMICALS (0.4%)
Dow Chemical Co.                 1,400        159,075
Praxair, Inc.                    2,500        115,000
Rohm & Haas Co.                  2,900        104,763
                                         ------------
                                              378,838
                                         ------------
COMMERCIAL SERVICES (0.3%)
Dun & Bradstreet Corp.           3,200         95,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
McKesson HBOC, Inc.              3,940   $    114,260
Paychex, Inc.                      600         20,475
                                         ------------
                                              230,335
                                         ------------
COMPUTER HARDWARE (3.1%)
Cisco Systems, Inc.*            10,250        702,765
Compaq Computer Corp.            8,600        197,263
Dell Computer Corp.*             8,900        372,130
EMC Corp.*                       4,100        292,894
Gateway, Inc.                    3,400        151,088
Hewlett-Packard Co.              3,700        340,400
IBM Corp.                        5,700        691,837
                                         ------------
                                            2,748,377
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (2.2%)
America Online, Inc.*            4,100        426,400
Automatic Data Processing,
  Inc.                             200          8,925
Compuware Corp.*                 4,000        104,250
Microsoft, Inc.*                14,900      1,349,381
                                         ------------
                                            1,888,956
                                         ------------
CONSTRUCTION (0.1%)
Masco Corp.                      1,600         49,600
                                         ------------
CONSUMER GOODS & SERVICES (1.4%)
Black & Decker Corp.             2,100         95,944
Eastman Kodak Co.                1,800        135,788
Fortune Brands, Inc.             3,900        125,775
Gillette Co.                     3,000        101,813
Hasbro, Inc.                     4,050         86,822
Mattel                           4,300         81,700
Maytag Corp.                     1,100         36,644
Newell Rubbermaid, Inc.          2,900         82,831
Proctor & Gamble Co.             4,600        431,249
                                         ------------
                                            1,178,566
                                         ------------
ELECTRIC UTILITY (0.5%)
DTE Energy Co.                   1,400         50,575
Entergy Corp.                    4,800        138,900
PG&E Corp.                       6,000        155,250
Texas Utilities Holding Co.      3,000        111,938
                                         ------------
                                              456,663
                                         ------------
ELECTRICAL & ELECTRONIC (1.7%)
Firstenergy Corp.                1,700         43,350
General Electric Co.             9,800      1,161,913
Reliant Energy, Inc.             5,300        143,431
Tecumseh Products Co.,
  Class A                        1,800         90,225
Unicom Corp.                     1,300         48,019
                                         ------------
                                            1,486,938
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
ENVIROMENTAL SERVICES (0.1%)
Waste Management, Inc.           5,400   $    103,950
                                         ------------
FINANCIAL SERVICES (2.2%)
Associates First Capital,
  Class A                        4,482        161,352
Capital One Financial Corp.        900         35,100
Charles Schwab Corp.             4,800        161,700
Citigroup, Inc.                 11,425        502,699
Fannie Mae                       4,200        263,287
Freddie Mac                      1,600         83,200
Golden West Financial Corp.        700         68,775
Household International,
  Inc.                           1,100         44,138
J.P. Morgan & Co.                  400         45,700
Lehman Brothers Holdings,
  Inc.                           1,000         58,313
Merrill Lynch & Co.              2,400        161,250
Morgan Stanley Dean Witter
  & Co.                          2,600        231,887
Paine Webber Group, Inc.         1,200         43,500
Washington Mutual, Inc.          4,754        139,055
                                         ------------
                                            1,999,956
                                         ------------
FOOD PRODUCTS & SERVICES (0.5%)
Archer Daniels Midland &
  Co.                            8,678        105,763
Conagra, Inc.                    3,100         69,944
International Multifoods
  Corp.                          1,300         29,900
Safeway, Inc.*                   3,500        133,218
Sara Lee Corp.                   2,200         51,563
Tyson Foods, Inc., Class A       5,100         83,831
                                         ------------
                                              474,219
                                         ------------
HEALTH CARE (0.3%)
Columbia/HCA Healthcare
  Corp.                          5,600        118,649
Healthsouth Corp.*               7,000         42,438
Tenet Healthcare Corp.*            400          7,025
United Healthcare Corp.          2,100        102,244
                                         ------------
                                              270,356
                                         ------------
HOTELS & LODGING (0.0%)
Marriott International,
  Class A                          100          3,269
                                         ------------
INSURANCE (1.5%)
Aetna, Inc.                      1,700         83,725
AFLAC, Inc.                      2,700        113,063
Allstate Corp.                   3,300         82,294
American General Corp.             800         50,550
American International
  Group, Inc.                    5,180        450,335
Cigna Corp.                      1,600        124,400
Conseco, Inc.                    3,000         57,938

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Hartford Financial Services
Group, Inc.                      1,600   $     65,400
Lincoln National Corp.           2,300         86,394
Loews Corp.                        800         56,150
Progressive Corp.                1,100         89,856
Unum Provident Corporation         949         27,936
                                         ------------
                                            1,288,041
                                         ------------
MACHINERY & EQUIPMENT (0.2%)
Caterpillar, Inc.                1,800         98,663
Halliburton Co.                  1,300         53,300
                                         ------------
                                              151,963
                                         ------------
MANUFACTURING (0.8%)
Mark IV Industries, Inc.         4,800         94,800
Nike, Inc., Class B              2,100        119,438
Raytheon Co., Class B              100          4,963
Textron, Inc.                    1,600        123,800
Tyco International Ltd.          3,200        330,399
                                         ------------
                                              673,400
                                         ------------
MANUFACTURING-CAPITAL GOODS (0.1%)
Beckman Coulter, Inc.              700         31,588
Eaton Corp.                        800         69,050
                                         ------------
                                              100,638
                                         ------------
MANUFACTURING-CONSUMER GOODS (0.1%)
Nabisco Group Holdings           6,000         90,000
                                         ------------
MEDICAL EQUIPMENT & SUPPLIES (0.9%)
Amgen, Inc.*                     2,500        203,750
Becton Dickinson & Co.           2,000         56,125
Boston Scientic Corp.*           3,400         83,938
Johnson & Johnson                4,700        431,812
                                         ------------
                                              775,625
                                         ------------
METALS (0.2%)
Alcoa, Inc.                      2,500        155,156
                                         ------------
OIL & GAS (2.1%)
BP Amoco, PLC, ADR               2,977        329,889
Chevron Corp.                    2,800        248,500
Exxon Corp.                      6,200        470,812
Mobil Corp.                      3,100        312,325
Royal Dutch Petroleum, NY
  Shares                         1,900        112,219
Texaco, Inc.                     3,900        246,188
USX-Marathon Group               6,500        190,125
                                         ------------
                                            1,910,058
                                         ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (0.1%)
Occidental Petroleums Corp.      2,900         67,063
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
PAPER PRODUCTS (0.3%)
Fort James Corp.                 1,300   $     34,694
Weyerhaeuser Co.                 2,100        121,012
Williamette Industries,
  Inc.                           2,300         99,188
                                         ------------
                                              254,894
                                         ------------
PHARMACEUTICALS (2.6%)
Abbott Laboratories              6,300        231,525
American Home Products
  Corp.                          5,600        232,400
Bergen Brunswig Corp.,
  Class A                        1,000         10,375
Bristol-Myers Squibb Co.         6,700        452,249
Cardinal Health, Inc.            2,500        136,250
Eli Lilly & Co.                  4,300        275,200
Forest Laboratories              2,300         96,888
Merck & Company, Inc.            2,500        162,031
Pfizer, Inc.                    13,200        474,374
Schering-Plough Corp.            5,900        257,388
                                         ------------
                                            2,328,680
                                         ------------
PRINTING & PUBLISHING (0.4%)
New York Times Co., Class A      2,700        101,250
Time Warner, Inc.                  800         48,600
Viacom, Inc., Class B*           4,000        169,000
                                         ------------
                                              318,850
                                         ------------
RESORTS & ENTERTAINMENT (0.2%)
Carnival Corp.                   3,700        160,950
                                         ------------
RESTAURANTS (0.1%)
Tricon Global Restaurants*       1,700         69,594
                                         ------------
RETAIL (2.1%)
Cintas Corp.                     1,200         69,375
Dayton Hudson Corp.              2,900        174,181
Federated Department
  Stores, Inc.*                  2,600        113,588
GAP, Inc.                        5,062        161,984
Home Depot, Inc.                 5,500        377,437
J.C. Penney Company, Inc.        3,300        113,438
Lowe's Companies, Inc.           3,100        151,125
Rite Aid Corp.                   4,500         62,156
Staples, Inc.*                   2,700         58,894
Wal-Mart Stores, Inc.           10,600        504,162
                                         ------------
                                            1,786,340
                                         ------------
RETAIL-SPECIAL LINE (0.2%)
Costco Wholesale Corp.           2,000        144,000
                                         ------------
TECHNOLOGY (2.2%)
Applied Materials, Inc.*           400         31,150
Computer Sciences Corp.*         1,500        105,469
Intel Corp.                     10,200        757,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Linear Technology Corp.          1,800   $    105,806
Motorola, Inc.                   2,700        237,600
Sensormatic Electronics
  Corp.                          6,400         81,200
Sun Microsystems, Inc.*          2,000        186,000
Texas Instruments, Inc.          3,200        263,200
UNISYS Corp.*                    2,800        126,350
                                         ------------
                                            1,894,763
                                         ------------
TELECOMMUNICATIONS (1.9%)
Ameritech Corp.                    800         53,750
Centurytel, Inc.                 2,100         85,313
Lucent Technologies, Inc.        9,790        635,126
MCI Worldcom, Inc.*              6,200        445,625
Nortel Networks Corp.            4,200        214,200
SBC Communications, Inc.           700         35,744
Tellabs, Inc.*                   2,700        153,731
                                         ------------
                                            1,623,489
                                         ------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT (0.5%)
Qualcomm, Inc.                     900        170,269
Sprint Corp.                     4,200        227,850
                                         ------------
                                              398,119
                                         ------------
TRANSPORTATION & SHIPPING (0.4%)
Burlington Northern Santa
  Fe                             2,700         74,250
CSX Corp.                        1,100         46,613
Kansas City Southern
  Industries, Inc.                 700         32,506
Laidlaw, Inc.                    1,000          6,750
Southwest Airlines               3,150         47,841
Union Pacific Corp.              2,500        120,156
                                         ------------
                                              328,116
                                         ------------
UTILITIES (0.2%)
Enron Corp.                      4,300        177,375
                                         ------------
                                           30,636,622
-----------------------------------------------------
TOTAL COMMON STOCKS (COST $46,387,219)
                                           55,326,860
-----------------------------------------------------
  PREFERRED STOCKS (0.1%)

GERMANY (0.1%)
COMPUTER SOFTWARE & PERIPHERALS (0.1%)
SAP, AG                            190         85,188
                                         ------------
RETAIL (0.0%)
Metro, AG                          240          6,620
                                         ------------
                                               91,808
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
NETHERLANDS (0.0%)
BANKING (0.0%)
ABN Amro Holding                 6,000   $     15,336
-----------------------------------------------------
TOTAL PREFERRED STOCKS (COST $68,577)
                                              107,144
-----------------------------------------------------
  U.S. TREASURY BONDS (9.8%)
                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
UNITED STATES (9.8%)
U.S. TREASURY BONDS (9.8%)
U.S. Treasury Bond, 8.88%,
  02/15/19                   1,800,000      2,275,164
U.S. Treasury Bond, 8.50%,
  02/15/20                   1,710,000      2,100,821
U.S. Treasury Bond, 7.875%,
  02/15/21                   2,200,000      2,559,237
U.S. Treasury Bond, 6.00%,
  02/15/26                   1,650,000      1,573,325
                                         ------------
                                            8,508,547
-----------------------------------------------------
TOTAL U.S. TREASURY BONDS (COST
  $9,042,723)                               8,508,547
-----------------------------------------------------
  U.S. TREASURY NOTES (23.2%)

UNITED STATES (23.2%)
U.S. TREASURY NOTES (23.2%)
U.S. Treasury Note, 8.50%,
  02/15/00                     950,000        961,638
U.S. Treasury Note, 7.50%,
  11/15/01                   3,200,000      3,313,952
U.S. Treasury Note, 5.88%,
  09/30/02                   8,940,000      8,970,306
U.S. Treasury Note, 6.63%,
  05/15/07                   1,800,000      1,855,620
U.S. Treasury Note, 6.13%,
  08/15/07                   4,435,000      4,438,637

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 1999

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
U.S. Treasury Note, 5.50%,
05/15/09                       675,000   $    652,988
                                         ------------
                                           20,193,141
-----------------------------------------------------
TOTAL U.S. TREASURY NOTES (COST
  $20,266,111)                             20,193,141
-----------------------------------------------------
  MONEY MARKET FUNDS (2.4%)

UNITED STATES (2.4%)
Eureka Prime Money Market
  Fund -- Trust Class        2,074,807      2,074,807
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS (COST
  $2,074,807)                               2,074,807
-----------------------------------------------------
  DAILY SWEEP VEHICLE (0.4%)

UNITED STATES (0.4%)
MONEY MARKET FUNDS (0.4%)
Bank of New York Cash Sweep    310,608        310,608
-----------------------------------------------------
TOTAL DAILY SWEEP VEHICLE (COST
  $310,608)                                   310,608
-----------------------------------------------------
TOTAL INVESTMENTS (COST
  $78,150,045)(A) -- 99.5%                 86,521,107
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.5%                         399,602
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%               $ 86,920,709
-----------------------------------------------------

Percentages indicated are based on net assets of $86,920,709.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $153,304. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation        $12,441,452
  Unrealized depreciation       (4,223,695)
                               -----------
  Net unrealized appreciation  $ 8,217,757
                               ===========

 *  Denotes non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 1999

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
CORPORATE BONDS (21.1%)

AUTOMOTIVE (2.0%)
General Motors, 9.13%,
  07/15/01                   1,000,000   $  1,043,750
Hertz Corp., 7.00%,
  05/01/02                   1,000,000      1,008,750
Honda Auto Lease, 6.65%,
  7/15/05                    1,000,000        995,700
                                         ------------
                                            3,048,200
                                         ------------
BANKING (1.9%)
Chase Manhattan Corp.,
  10.13%, 11/01/00           1,000,000      1,038,750
Interamerican Development
  Bank, 8.40%, 09/01/09        100,000        110,625
MBNA American Bank, 6.92%,
  05/30/00                     550,000        552,750
Mellon Bank, 7.63%,
  09/15/07                     100,000        102,750
Union Planters, 6.25%,
  11/01/03                   1,200,000      1,162,500
                                         ------------
                                            2,967,375
                                         ------------
BEVERAGES & TOBACCO (0.7%)
Seagram Co. Ltd., 8.35%,
  11/15/06                   1,000,000      1,036,250
                                         ------------
ELECTRIC UTILITY (0.6%)
Consolidated Edison, 6.63%,
  02/01/02                     500,000        500,625
Philadelphia Electric,
  6.63%, 03/01/03              500,000        495,625
                                         ------------
                                              996,250
                                         ------------
FINANCIAL SERVICES (5.7%)
BankAmerica Corp., 8.57%,
  11/15/24                   1,000,000      1,090,000
Citigroup, Inc., 6.25%,
  12/01/05                   1,200,000      1,153,500
Ford Motor Credit Corp.,
  7.75%, 03/15/05              500,000        518,125
Heller Finance, 6.5%,
  11/01/01                   1,000,000        998,750
Lehman Brothers, 6.00%,
  02/26/01                   1,000,000        990,000
Regions Financial Corp.,
  7.75%, 09/15/24            2,495,000      2,535,543
Sunamerica, Inc., 6.59%,
  07/14/03                     150,000        150,375

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
Sunamerica, Inc., 8.13%,
  04/28/23                      75,000   $     80,344
Texaco Capital, 8.50%,
  02/15/03                   1,300,000      1,376,375
                                         ------------
                                            8,893,012
                                         ------------
FOOD PRODUCTS & SERVICES (0.6%)
Archer Daniels, 6.63%,
  05/01/29                   1,000,000        891,250
                                         ------------
HOTELS & LODGING (0.3%)
Hilton Hotels, 7.70%,
  07/15/02                     500,000        504,375
                                         ------------
INDUSTRIAL GOODS & SERVICES (3.3%)
Bowater, Inc., 9.00%,
  08/01/09                     500,000        546,875
Brunswick Corp., 7.38%,
  09/01/23                   1,000,000        883,750
General Motors, 7.40%,
  09/01/25                   1,230,000      1,188,487
Harsco Corp., 6.00%,
  09/15/03                     500,000        485,625
Lockheed Martin Corp.,
  7.625%, 06/15/25             500,000        480,625
Lowes Companies, Inc.,
  7.11%, 05/15/37            1,000,000      1,020,000
Tenneco, Inc., 6.70%,
  12/15/05                     500,000        480,625
                                         ------------
                                            5,085,987
                                         ------------
OIL & GAS (2.4%)
Ashland Oil, Inc., 9.20%,
  04/24/06                     500,000        538,750
Atlantic Richfield, 8.38%,
  03/15/05                   1,000,000      1,057,500
Columbia Energy Group,
  6.80%, 11/28/05              500,000        488,750
Piedmont Natural Gas
  Company, Inc., 7.40%,
  10/03/25                   1,700,000      1,623,500
                                         ------------
                                            3,708,500
                                         ------------
PHARMACEUTICALS (0.3%)
Eli Lilly, 8.38%, 12/01/06     500,000        538,125
                                         ------------
RETAIL (1.3%)
Limited, Inc., 7.80%,
  05/15/02                     500,000        509,375
Wal-Mart Stores, Inc.,
  6.75%, 05/15/02                2,000          2,018
Wal-Mart Stores, Inc.,
  8.00%, 09/15/06            1,500,000      1,582,500
                                         ------------
                                            2,093,893
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 1999

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (1.8%)
Airtouch Communications,
  Inc., 7.00%, 10/01/03        665,000   $    667,494
Bellsouth
  Telecommunications, Inc.,
  6.50%, 02/01/00              150,000        150,375
Bellsouth
  Telecommunications, Inc.,
  7.00%, 10/01/25              500,000        471,250
Bellsouth
  Telecommunications, Inc.,
  5.85%, 11/15/45              500,000        499,375
GTE Hawaiian Telephone,
  Series A, 7.00%, 02/01/06  1,000,000        980,000
                                         ------------
                                            2,768,494
                                         ------------
TRANSPORTATION & SHIPPING (0.2%)
Norfolk Southern Corp.,
  8.13%, 11/15/03              250,000        264,063
Union Tank Car, 11.80%,
  05/15/00                      38,000         39,140
                                         ------------
                                              303,203
-----------------------------------------------------
TOTAL CORPORATE BONDS (COST
  $34,260,934)                             32,834,914
-----------------------------------------------------
  FOREIGN (1.7%)

FOREIGN GOVERNMENT (1.7%)
Canadian Global Bond,
  6.50%, 05/30/00              750,000        753,750
Canadian Global Bond,
  6.38%, 07/21/05            1,000,000        992,500
People's Republic of China,
  6.63%, 01/15/03              500,000        495,000
State of Israel, 6.38%,
  12/15/05                     495,000        460,350
-----------------------------------------------------
TOTAL FOREIGN (COST
  $2,755,330)                               2,701,600
-----------------------------------------------------
  MORTGAGE BACKED SECURITIES (32.1%)
FANNIE MAE (5.2%)
Fannie Mae #251140, 7.00%,
  08/01/27                     358,699        353,602
Fannie Mae #303585, 7.00%,
  10/01/25                     393,525        388,870
Fannie Mae #313644, 7.00%,
  08/01/27                     154,781        152,753
Fannie Mae #344263, 7.00%,
  05/01/26                     204,598        202,014
Fannie Mae #369427, 7.00%,
  01/01/27                     127,817        126,223

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
Fannie Mae #375422, 6.90%,
  10/01/07                   1,694,037   $  1,702,033
Fannie Mae #380721, 6.22%,
  10/01/08                   2,773,853      2,712,690
Fannie Mae #381100, 5.77%,
  01/01/09                     991,084        926,786
Fannie Mae #394444, 7.00%,
  07/01/27                     993,819        980,253
Fannie Mae #396535, 7.00%,
  11/01/27                     492,310        484,561
                                         ------------
                                            8,029,785
                                         ------------
FREDDIE MAC (4.2%)
Freddie Mac #C00544, 6.50%,
  06/01/27                     474,345        457,700
Freddie Mac #C00835, 6.50%,
  07/01/29                   1,994,069      1,913,210
Freddie Mac #D77827, 6.50%,
  02/01/27                     834,391        803,986
Freddie Mac #D81274, 6.50%,
  07/01/27                      33,594         32,299
Freddie Mac #D83661, 6.50%,
  11/01/27                     754,453        728,401
Freddie Mac #D83833, 6.50%,
  11/01/27                     809,311        779,237
Freddie Mac #D83835, 6.50%,
  11/01/27                     423,863        409,596
Freddie Mac #D83900, 6.50%,
  11/01/27                     506,482        488,305
Freddie Mac #D83967, 6.50%,
  11/01/27                      50,592         48,605
Freddie Mac #D83991, 6.50%,
  11/01/27                     648,068        625,813
Freddie Mac #D84075, 6.50%,
  11/01/27                     281,120        271,916
                                         ------------
                                            6,559,068
                                         ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (22.7%)
Government National
  Mortgage Assoc. I
  #354602, 7.00%, 6/15/23      933,154        920,584
Government National
  Mortgage Assoc. I
  #362222, 7.50%, 2/15/24    1,232,889      1,236,563

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 1999

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
Government National
Mortgage Assoc. I #426359,
8.00%, 12/15/27              1,975,048   $  2,017,452
Government National
  Mortgage Assoc. I
  #439428, 8.00%, 10/15/26   1,186,238      1,211,375
Government National
  Mortgage Assoc. I
  #780204, 7.00%, 07/15/25   1,800,879      1,776,927
Government National
  Mortgage Association
  #410424, 7.00%, 11/15/12   1,701,553      1,702,064
Government National
  Mortgage Association
  #437447, 7.00%, 11/15/12   1,616,568      1,617,053
Government National
  Mortgage Association
  #437448, 7.00%, 11/15/12     765,591        765,821
Government National
  Mortgage Association
  #458347, 7.00%, 11/15/12     769,443        769,674
Government National
  Mortgage Association
  #780717, 7.00%, 02/15/28   4,774,716      4,699,561
Government National
  Mortgage Association II
  #2005, 8.00%, 05/20/25       177,337        179,700
Government National
  Mortgage Association II
  #2036, 8.00%, 07/20/25       952,481        965,206
Government National
  Mortgage Association II
  #2118, 7.50%, 11/20/25       108,451        108,315
Government National
  Mortgage Association II
  #2271, 8.50%, 08/20/26       266,605        273,888
Government National
  Mortgage Association II
  #2362, 8.00%, 01/20/27        64,896         65,829
Government National
  Mortgage Association II
  #2379, 8.00%, 02/20/27        48,551         49,206
Government National
  Mortgage Association II
  #2414, 8.00%, 04/20/27        70,794         71,751

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
Government National
  Mortgage Association II
  #2433, 8.00%, 05/20/27     1,120,523   $  1,135,695
Government National
  Mortgage Association II
  #2473, 7.50%, 08/20/27       965,545        964,715
Government National
  Mortgage Association II
  #2474, 8.00%, 08/20/27       848,090        859,598
Government National
  Mortgage Association II
  #2498, 7.50%, 10/20/27       598,205        597,649
Government National
  Mortgage Association II
  #2511, 7.50%, 11/20/27     1,812,238      1,810,571
Government National
  Mortgage Association II
  #2512, 8.00%, 11/20/27       253,211        256,675
Government National
  Mortgage Association II
  #2516, 6.50%, 11/20/12       796,709        778,862
Government National
  Mortgage Association II
  #2562, 6.00%, 03/20/28       115,835        107,104
Government National
  Mortgage Association II
  #2576, 6.00%, 04/20/28     5,572,350      5,157,655
Government National
  Mortgage Association II
  #2657, 6.00%, 10/20/28       882,395        814,856
Government National
  Mortgage Association II
  #2671, 6.00%, 11/20/28     1,957,188      1,804,273
Government National
  Mortgage Association II
  #2687, 6.00%, 12/20/28     2,932,337      2,707,251
                                         ------------
                                           35,425,873
-----------------------------------------------------
TOTAL MORTGAGE BACKED
  SECURITIES (COST
  $51,443,009)                             50,014,726
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 1999

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
MUNICIPAL BONDS (2.9%)

REVENUE BONDS (1.9%)
Alameda Corridor
  Transportation Authority
  Revenue Bond,              2,000,000   $  1,782,500
6.50%, 10/01/19
Philadelphia Retirement
  System Muni Bond, 6.35%,
  04/15/28                   1,500,000      1,282,500
                                         ------------
                                            3,065,000
                                         ------------
SPECIAL PURPOSE (1.0%)
Toll Road Part II, 0.00%,
  2/15/09, Callable(b)       3,000,000      1,507,500
-----------------------------------------------------
TOTAL MUNICIPAL BONDS (COST
  $4,943,231)                               4,572,500
-----------------------------------------------------
U.S. GOVERNMENT SPONSORED ENTERPRISE/
U.S. AGENCY DEBENTURES (23.6%)
FANNIE MAE (10.2)
Fannie Mae, 4.63%, 10/15/01  2,000,000      1,947,520
Fannie Mae, 6.80%, 01/10/03  2,600,000      2,626,884
Fannie Mae, 6.34%, 05/19/03  2,000,000      1,983,860
Fannie Mae, 5.13%, 02/13/04  4,712,000      4,489,310
Fannie Mae, 6.00%, 03/12/04  1,000,000        979,400
Fannie Mae, 8.50%, 12/01/26  2,104,399      2,173,865
Fannie Mae, 8.00%, 06/01/27  1,829,316      1,865,573
                                         ------------
                                           16,066,412
                                         ------------
FEDERAL FARM CREDIT BANK (2.0%)
Federal Farm Credit Bank,
  6.32%, 06/04/01              100,000        100,460
Federal Farm Credit Bank,
  9.20%, 08/22/05              100,000        112,770
Federal Farm Credit Bank,
  6.30%, 12/03/13            3,000,000      2,857,500
                                         ------------
                                            3,070,730
                                         ------------
FEDERAL HOME LOAN BANK (3.1%)
Federal Home Loan Bank,
  5.44%, 10/15/03            1,000,000        965,580
Federal Home Loan Bank,
  5.88%, 02/23/06            1,110,000      1,067,354
Federal Home Loan Bank,
  5.58%, 02/17/09            3,000,000      2,753,820
                                         ------------
                                            4,786,754
                                         ------------

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
FREDDIE MAC (2.3%)
Freddie Mac, 6.40%,
  08/01/00                   1,000,000   $  1,004,870
Freddie Mac, 6.00%,
  08/15/02                   2,000,000      1,988,400
Freddie Mac, 7.13%,
  11/18/02                     500,000        513,780
                                         ------------
                                            3,507,050
                                         ------------
GENERAL SERVICES ADMINISTRATION (4.0%)
National Archive, 8.50%,
  09/01/19                   5,523,247      6,206,749
                                         ------------
HOUSING URBAN DEVELOPMENT (0.0%)
HUD, 8.15%, 08/01/00            75,000         76,403
                                         ------------
STUDENT LOAN MARKETING ASSOCIATION (0.7%)
Student Loan Marketing
  Association, 8.44%,
  12/01/16                     450,000        521,510
Student Loan Marketing
  Association Global,
  7.50%, 03/08/00              500,000        503,965
                                         ------------
                                            1,025,475
                                         ------------
TENNESSEE VALLEY AUTHORITY (1.3%)
Tennessee Valley Authority,
  5.98%, 04/01/36            1,650,000      1,598,438
Tennessee Valley Authority
  Global, 6.75%, 11/01/25      500,000        485,625
                                         ------------
                                            2,084,063
-----------------------------------------------------
TOTAL U.S. GOVERNMENT
  SPONSORED ENTERPRISE/
  U.S. AGENCY DEBENTURES
  (COST $37,480,422)                       36,823,636
-----------------------------------------------------
  U.S. TREASURY DEBENTURES (17.0%)

U.S. TREASURY BONDS (11.7%)
U.S. Treasury Bond, 11.75%,
  02/15/01                   1,139,000      1,230,746
U.S. Treasury Bond, 13.13%,
  05/15/01                   1,000,000      1,114,330
U.S. Treasury Bond, 13.38%,
  08/15/01                   1,000,000      1,135,260
U.S. Treasury Bond, 15.75%,
  11/15/01                   1,500,000      1,798,395
U.S. Treasury Bond, 14.25%,
  02/15/02                   1,000,000      1,187,530
U.S. Treasury Bond, 11.88%,
  11/15/03                   1,600,000      1,940,816
U.S. Treasury Bond, 13.75%,
  08/15/04                   1,000,000      1,321,940

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 1999

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
U.S. Treasury Bond, 12.00%,
05/15/05                       160,000   $    204,765
U.S. Treasury Bond, 8.88%,
  02/15/19                   3,750,000      4,739,925
U.S. Treasury Bond, 8.50%,
  02/15/20                   1,000,000      1,228,550
U.S. Treasury Bond, 6.25%,
  08/15/23                   1,400,000      1,376,830
U.S. Treasury Bond, 5.25%,
  11/15/28                   1,000,000        865,940
                                         ------------
                                           18,145,027
                                         ------------
U.S. TREASURY NOTES (4.8%)
U.S. Treasury Note, 6.88%,
  03/31/00                     200,000        201,700
U.S. Treasury Note, 5.88%,
  06/30/00                   1,000,000      1,003,910
U.S. Treasury Note, 5.75%,
  10/31/00                     500,000        501,370
U.S. Treasury Note, 8.50%,
  11/15/00                   1,000,000      1,032,770
U.S. Treasury Note, 5.25%,
  01/31/01                     250,000        249,060
U.S. Treasury Note, 7.50%,
  11/15/01                   1,000,000      1,035,610
U.S. Treasury Note, 6.25%,
  6/30/02                    1,800,000      1,823,724
U.S. Treasury Note, 6.38%,
  08/15/02                     200,000        203,354
U.S. Treasury Note, 4.25%,
  11/15/03                   1,500,000      1,414,785
                                         ------------
                                            7,466,283
                                         ------------
PRINCIPAL ONLY STRIPPED SECURITIES (0.2%)
U.S. Treasury, 5.65%,
  08/15/01                     350,000        315,154
                                         ------------
INTEREST ONLY STRIPPED SECURITIES (0.3%)
U.S. Treasury, 5.68%,
  08/15/01                     500,000        450,140
U.S. Treasury, 6.60%,
  02/15/19                     100,000         28,477
                                         ------------
                                              478,617
-----------------------------------------------------
TOTAL U.S. TREASURY
  DEBENTURES (COST
  $26,812,783)                             26,405,081
-----------------------------------------------------

                             PRINCIPAL      MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
  MONEY MARKET FUNDS (0.6%)

Eureka Prime Money Market
  Fund-Trust Class             896,999   $    896,999
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS
  (COST $896,999)                             896,999
-----------------------------------------------------
  DAILY SWEEP VEHICLE (0.3%)

Bank of New York Cash Sweep    416,936        416,936
-----------------------------------------------------
TOTAL DAILY SWEEP VEHICLE
  (COST $416,936)                             416,936
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $159,009,644)(a) -- 99.3%         154,666,392
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.7%                       1,110,138
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%          $155,776,530
-----------------------------------------------------

Percentages indicated are based on net assets of $155,776,530.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $7,544. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation         $   361,542
Unrealized depreciation          (4,712,338)
                                -----------
Net unrealized depreciation     $(4,350,796)
                                ===========

(b) Represents a restricted security purchase under Rule 144A or 4(2) which is exempt from registration under the Securities Act of 1933, as amended.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 1999

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
COMMERCIAL PAPER (50.4%)

AGRICULTURE (0.8%)
Cargill Inc, 5.68%,
  01/13/00                   2,000,000   $  1,967,182

CONSUMER GOODS & SERVICES (8.7%)
7-Eleven Inc., 5.33%,
  10/14/99                   2,741,000      2,735,728
7-Eleven Inc., 5.32%,
  10/20/99                   1,000,000        997,192
7-Eleven Inc., 5.35%,
  12/07/99                   1,000,000        990,043
Albertsons, Inc., 5.30%,
  10/15/99(a) acquisition
  date 9/24/99 (cost
  $1,993,817)                2,000,000      1,995,878
Anheuser Busch, 5.50%,
  Discount Note, 10/01/99    6,000,000      6,000,001
Fluor Corp., 5.30%,
  10/05/99                   4,000,000      3,997,644
Procter & Gamble, 5.28%,
  10/18/99                   5,000,000      4,987,533
                                         ------------
                                           21,704,019
                                         ------------
ELECTRIC UTILITY (2.4%)
National Cooperation
  Service Corp., 5.33%,
  12/01/99(a) acquisition
  date 9/8/99 (cost
  $1,975,127)                2,000,000      1,981,937
Natural Rural Utilities,
  5.28%, 10/01/99            4,000,000      4,000,000
                                         ------------
                                            5,981,937
                                         ------------
ELECTRICAL & ELECTRONIC (1.2%)
Grainger, 5.33%, 10/05/99    3,000,000      2,998,223
                                         ------------
FINANCIAL SERVICES (18.9%)
Abbey National North
  America, 5.31%, Discount
  Note, 11/22/99             2,248,000      2,230,758
Abbey National North
  America, 5.33%, Discount
  Note, 12/06/99             2,000,000      1,980,457
American Honda Financial,
  5.30%, 10/06/99            2,000,000      1,998,528
BBL North America, 5.30%,
  10/13/99(a) acquisition
  date 8/25/99 (cost
  $2,978,358)                3,000,000      2,994,700
BBL North America, 5.33%,
  11/08/99(a) acquisition
  date 9/9/99 (cost
  $991,167)                  1,000,000        994,374
Caterpillar Financial
  Services, 5.30%, 10/22/99  1,000,000        996,908
Caterpillar Financial
  Services, 5.30%, 11/08/99  3,000,000      2,983,217

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
Fuji Photo, 5.35%, 11/18/99  3,353,000   $  3,329,082
General Electric Capital
  Corp., 5.28%, 10/01/99     2,000,000      2,000,000
General Electric Capital
  Corp., 5.12%, 10/04/99     2,000,000      1,999,147
General Electric Capital
  Corp., 5.30%, 10/07/99       950,000        949,161
General Electric Capital
  Corp., 5.32%, 10/08/99     1,000,000        998,966
Halifax PLC, 5.34%,
  11/09/99                   1,000,000        994,215
Halifax PLC, 5.71%,
  01/10/00                   5,000,000      4,919,901
KFW International
  Financial, 5.30%,
  12/01/99                   4,000,000      3,964,078
Shell Deer Park, 5.36%,
  10/04/99(a) acquisition
  date 9/3/99 (cost
  $2,998,659)                3,000,000      2,998,659
Toyota Motors Credit Corp.,
  5.30%, 10/05/99            4,000,000      3,997,644
UBS Finance, 5.34%,
  10/18/99                   5,885,000      5,870,172
UBS Finance, 5.73%,
  01/21/00                   1,000,000        982,173
                                         ------------
                                           47,182,140
                                         ------------
INDUSTRIAL (2.4%)
Koch Industries, 5.55%,
  10/01/99(a) acquisition
  date 9/30/99 (cost
  $5,999,075)                6,000,000      6,000,000
                                         ------------
INSURANCE (6.5%)
Alfa Corp., 5.33%, 10/04/99  1,000,000        999,556
Alfa Corp., 5.33%, 10/14/99  2,000,000      1,996,147
JHM Funding, 5.35%,
  10/04/99(a) acquisition
  date 9/15/99 (cost
  $997,176)                  1,000,000        999,554
JHM Funding, 5.37%,
  11/05/99(a) acquisition
  date 9/2/99 (cost
  $4,230,735)                4,272,000      4,249,697
Liberty Mutual Capital,
  5.31%, 10/18/99(a)
  acquisition date 9/24/99
  (cost $1,693,982)          1,700,000      1,695,737
Marsh USA, Inc., 5.32%,
  10/06/99(a) acquisition
  date 9/2/99 (cost
  $1,989,951)                2,000,000      1,998,522
Metlife, 5.31%, 10/20/99     1,494,000      1,489,813
USAA Capital Corp., 5.29%,
  10/12/99                   2,000,000      1,996,767
USAA Capital Corp., 5.76%,
  01/18/00                   1,000,000        982,560
                                         ------------
                                           16,408,353
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 1999

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
LEASING (0.4%)
Fleet Funding, 5.33%,
  10/05/99(a) acquisition
  date 9/3/99 (cost
  $995,262)                  1,000,000   $    999,408
                                         ------------
OIL & GAS UTILITY (1.2%)
Pacific Gas & Electric,
  5.73%, 01/25/00(a)
  acquisition date 9/7/99
  (cost $2,933,150)          3,000,000      2,944,610
                                         ------------
PAPER PRODUCTS (0.8%)
Bemis Co., Inc., 5.70%,
  01/18/00                   2,000,000      1,965,483
                                         ------------
PRINTING & PUBLISHING (2.4%)
Washington Post, 5.63%,
  10/01/99(a) acquisition
  date 9/30/99 (cost
  $5,999,062)                6,000,000      6,000,000
                                         ------------
RETAIL (0.8%)
Wal-Mart Stores, Inc.,
  5.28%, 10/05/99(a)
  acquisition date 9/03/99
  (cost $1,990,613)          2,000,000      1,998,827
                                         ------------
TELECOMMUNICATIONS (3.9%)
Bellsouth
  Telecommunications,
  5.63%, 01/19/00            2,000,000      1,965,594
Lucent Technologies, Inc.,
  5.27%, 10/19/99            1,000,000        997,365
Lucent Technologies, Inc.,
  5.30%, 12/15/99            4,000,000      3,955,833
Telstra, 5.32%, 12/02/99     1,000,000        990,838
Telstra, 5.40%, 12/06/99     1,000,000        990,100
Vodafone Airtouch, 5.31%,
  12/21/99(a) acquisition
  date 9/22/99 (cost
  $986,725)                  1,000,000        988,053
                                         ------------
                                            9,887,783
-----------------------------------------------------
TOTAL COMMERCIAL PAPER (AMORTIZED COST
  $126,037,965)           126,037,965
-----------------------------------------------------
  CORPORATE BONDS (14.3%)

AUTOMOTIVE (1.0%)
Ford Holding Inc., 9.25%,
  03/01/00                   2,000,000      2,032,397
Ford Motor Company, 7.50%,
  11/15/99                     500,000        501,017
                                         ------------
                                            2,533,414
                                         ------------

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
BANKING (1.4%)
Citicorp, 5.52%, 10/25/99*     505,000   $    505,056
Wells Fargo & Co., 5.31%,
  03/31/00                   3,000,000      2,999,470
                                         ------------
                                            3,504,526
                                         ------------
COMPUTER HARDWARE (0.2%)
IBM Corporate Bond, 6.38%,
  06/15/00                     450,000        453,061
                                         ------------
FINANCIAL SERVICES (8.7%)
Associates Corp. N.A.,
  8.25% 12/01/99               810,000        813,304
Associates Corp. N.A.,
  9.13%, 04/01/00              180,000        183,055
Beneficial, 6.70%, 06/16/00    500,000        504,318
Commercial Credit, 5.75%,
  07/15/00                   2,000,000      2,001,398
Dean Witter Discovery,
  6.25%, 03/15/00            1,000,000      1,002,077
Ford Motor Credit, 7.75%,
  10/01/99                   2,080,000      2,080,001
GMAC, 7.00%, 03/01/00        3,500,000      3,523,304
GMAC, 9.38%, 04/01/00        1,000,000      1,019,053
GMAC, 6.63%, 04/17/00        2,000,000      2,010,047
Goldman Sachs Group, 5.28%,
  02/24/00                   1,500,000      1,498,383
Goldman Sachs Group, 5.31%,
  02/25/00(a) acquisition
  date 2/24/99 (cost
  $2,000,000)                2,000,000      2,000,000
Goldman Sachs Group, 5.15%,
  04/19/00(a) acquisition
  date 4/14/99 (cost
  $2,000,000)                2,000,000      2,000,000
Household Finance Corp.,
  6.00% 05/08/00             1,000,000      1,003,837
Merrill Lynch & Co., 6.12%,
  10/05/99                     500,000        500,021
Merrill Lynch & Co., 8.38%,
  02/09/00                     500,000        505,148
Saloman Smith Barney
  Holdings, 7.98%, 03/01/00    750,000        756,686
Salomon Smith Barney
  Holdings, 6.60%, 01/28/00    500,000        501,010
                                         ------------
                                           21,901,642
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 1999

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
LEASING (1.8%)
International Lease Finance
  Corp., 6.30%, 11/01/99     2,000,000   $  2,001,334
International Lease Finance
  Corp., 6.38%, 01/18/00     1,000,000      1,001,239
International Lease Finance
  Corp., 6.89%, 01/18/00     1,500,000      1,504,237
                                         ------------
                                            4,506,810
                                         ------------
TELECOMMUNICATIONS (1.2%)
AT & T Corp., Floating Rate
  Note, 5.27% 10/13/99(a)
  acquisition date 714/99
  (cost $2,998,800)          3,000,000      2,999,060
-----------------------------------------------------
TOTAL CORPORATE BONDS (AMORTIZED COST
  $35,898,513)              35,898,513
-----------------------------------------------------
  FANNIE MAE (3.4%)
Fannie Mae, 5.81%, 10/01/99  1,000,000      1,000,000
Fannie Mae, 8.35%, 11/10/99  1,575,000      1,579,488
Fannie Mae, 5.81%, 11/12/99  1,000,000      1,000,000
Fannie Mae, Discount Note,
  5.25% 12/15/99             1,600,000      1,582,467
Fannie Mae, 5.25%, 12/23/99  2,500,000      2,469,740
Fannie Mae, 7.06%, 03/28/00  1,000,000      1,008,553
-----------------------------------------------------
TOTAL FANNIE MAE (AMORTIZED COST $8,640,248)8,640,248
-----------------------------------------------------
  FEDERAL FARM CREDIT BANK (1.3%)
Federal Farm Credit Bank,
  Discount Note, 5.22%,
  11/03/99                     200,000        199,019
Federal Farm Credit Bank,
  Discount Note, 5.36%,
  12/02/99                     325,000        321,978
Federal Farm Credit Bank,
  5.37%, 12/06/99              490,000        485,149
Federal Farm Credit Bank,
  5.31%, 04/03/00            2,000,000      2,000,000

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
Federal Farm Credit Bank,
  9.50%, 05/09/00              250,000   $    255,571
-----------------------------------------------------
TOTAL FEDERAL FARM CREDIT (AMORTIZED COST
  $3,261,717)                3,261,717
-----------------------------------------------------
  FEDERAL HOME LOAN BANK (2.9%)

Federal Home Loan Bank,
  Discount Note, 5.24%,
  12/23/99                   1,250,000      1,234,899
Federal Home Loan Bank,
  5.60%, 03/03/00            3,000,000      2,999,999
Federal Home Loan Bank,
  5.16%, 03/08/00            2,000,000      1,999,415
Federal Home Loan Bank,
  5.10%, 05/11/00            1,000,000        994,170
-----------------------------------------------------
TOTAL FEDERAL HOME LOAN BANK (AMORTIZED COST
  $7,228,483)                7,228,483
-----------------------------------------------------
  FREDDIE MAC (4.0%)

Freddie Mac, 6.60%,
  11/12/99                     300,000        300,272
Freddie Mac, Discount Note,
  5.24%, 12/15/99            5,000,000      4,945,312
Freddie Mac, Discount Note,
  5.25%, 12/17/99            2,000,000      1,977,499
Freddie Mac, Discount Note,
  5.26%, 12/21/99              599,000        591,911
Freddie Mac, 5.00%,
  12/22/99*                    250,000        249,205
Freddie Mac, 5.39%,
  04/14/00                   2,000,000      2,000,000
-----------------------------------------------------
TOTAL FREDDIE MAC (AMORTIZED COST
  $10,064,199)              10,064,199
-----------------------------------------------------
  STUDENT LOAN MARKETING ASSOCIATION (1.6%)

Student Loan Marketing
  Association, 5.63%,
  11/12/99                   4,000,000      4,000,000
-----------------------------------------------------
TOTAL STUDENT LOAN
  MARKETING ASSOCIATION (AMORTIZED
  COST $4,000,000)                          4,000,000
-----------------------------------------------------
  U.S. GOVERNMENT AGENCY MORTGAGES (3.0%)

Small Business
  Administration Pool
  #501982, 5.75%, 10/01/99*    464,033        471,515
Small Business
  Administration Pool
  #502001, 5.75%, 10/01/99*  1,603,518      1,629,844

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 1999

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
Small Business
Administration Pool
#502105, 5.75%, 10/01/99*      732,934   $    745,893
Small Business
  Administration Pool
  #502139, 5.75%, 10/01/99*    746,708        759,309
Small Business
  Administration Pool
  #502245, 5.75%, 10/01/99*  1,663,476      1,696,275
Small Business
  Administration Pool
  #502268, 5.75%, 10/01/99*    646,408        657,856
Small Business
  Administration Pool
  #502275, 5.625%,
  10/01/99*                    177,438        179,041
Small Business
  Administration Pool
  #502401, 5.50%, 10/01/99*    292,995        294,987
Small Business
  Administration Pool
  #504073, 5.25%, 10/01/99*  1,172,282      1,175,390
-----------------------------------------------------
TOTAL U.S. GOVERNMENT
  AGENCY MORTGAGES
  (AMORTIZED COST $7,610,110)               7,610,110
-----------------------------------------------------

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
  REPURCHASE AGREEMENTS (14.4%)
Goldman Sachs Repurchase
  Agreement, 5.37%,
  10/01/99                   36,213,000  $ 36,213,000
(Collateralized by GNMAs,
  6.5000%-6.625%, due
  8/20/24-3/20/29 with a
  value of $36,937,261)
-----------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED
  COST $36,213,000)                        36,213,000
-----------------------------------------------------
  MONEY MARKET FUNDS (4.8%)

Federated Prime Cash
  Obligations Fund           6,000,000      6,000,000
Provident Temp Fund          6,000,000      6,000,000
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS (AMORTIZED
  COST $12,000,000)                        12,000,000
-----------------------------------------------------
  DAILY SWEEP VEHICLE (0.0%)

Bank of New York Cash Sweep        205            205
-----------------------------------------------------
TOTAL DAILY SWEEP VEHICLE (AMORTIZED
  COST $205)                                      205
-----------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $250,954,440)(B) -- 100.1%              250,954,440
-----------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1)%                          (143,096)
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%               $250,811,344
-----------------------------------------------------

Percentages indicated are based on net assets of $250,811,344.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 1999. Maturity date reflects next rate change date.

(a) Represents a restricted security purchased under Rule 144A or 4(2) which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of the restricted securities is $45,839,016, which is 18.3% of the total net assets.

(b) Cost and value for financial reporting and federal income tax purposes are the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EURKA FUNDS                                    SCHEDULE OF PORTFOLIO INVESTMENTS
U.S. TREASURY OBLIGATIONS FUND                                SEPTEMBER 30, 1999

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
U.S. GOVERNMENT GUARANTEED SECURITY (12.1%)

GOVERNMENT AGENCY (12.1%)
Israel Aid, Series 5-F,
  4.98%, 10/05/99*             300,000   $    299,662
Israel Aid, 7.75%, 11/15/99    500,000        501,547
Israel Aid, 5.75%, 03/15/00  1,500,000      1,504,844
Israel Aid, 5.25%, 9/15/00   4,500,000      4,474,309
Private Export Funding
  Corp., Series DD, 9.45%,
  12/31/99                   6,000,000      6,066,085
Private Export Funding
  Corp., 7.90%, 3/31/00        250,000        252,433
-----------------------------------------------------
TOTAL U.S. GOVERNMENT
  GUARANTEED SECURITY
  (COST $13,098,880)                       13,098,880
-----------------------------------------------------
  U.S. TREASURY BILL (13.8%)
-----------------------------------------------------

U.S. TREASURY BILL (13.8%)
US Treasury Bill, 3.88%,
  10/14/99                   15,000,000    14,975,517
-----------------------------------------------------
TOTAL U.S. TREASURY BILL
  (COST $14,975,517)                       14,975,517
-----------------------------------------------------
  U.S. TREASURY NOTE (18.6%)

U.S. TREASURY NOTE (18.6%)
U.S. Treasury Note, 7.75%,
  01/31/00                   20,000,000    20,160,458
-----------------------------------------------------
TOTAL U.S. TREASURY NOTE
  (COST $20,160,458)                       20,160,458
-----------------------------------------------------
  U.S. GOVERNMENT AGENCY MORTGAGES (3.8%)

U.S. GOVERNMENT AGENCY MORTGAGES (3.8%)
Small Business
  Administration Pool
  #502014, 6.13%, 10/01/99*    827,723        833,804
Small Business
  Administration Pool
  #502185, 6.25%, 10/01/99*    440,451        442,221
Small Business
  Administration Pool
  #502203, 6.00%, 10/01/99*    965,601        976,650
Small Business
  Administration Pool
  #502221, 6.00%, 10/01/99*  1,221,012      1,231,908

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
Small Business
  Administration Pool
  #502240, 6.00%, 10/01/99*    370,799   $    372,179
Small Business
  Administration Pool
  #502283, 6.13%, 10/01/99*    193,976        194,122
Small Business
  Administration Pool
  #502293, 6.75%, 10/01/99*    108,147        109,683
-----------------------------------------------------

TOTAL U.S. GOVERNMENT
  AGENCY MORTGAGES (COST
  $4,160,567)                               4,160,567
-----------------------------------------------------
  REPURCHASE AGREEMENTS (43.9%)

REPURCHASE AGREEMENTS (43.9%)
Goldman Repurchase
  Agreement, 5.15%,
  10/01/99                   23,756,000    23,756,000
(Collateralized by U.S.
  Treasury Bond, 6.13%, due
  11/15/27 with a value of
  $24,232,030)
Prudential Repurchase
  Agreement, 5.24%,
  10/01/99                   23,756,000    23,756,000
                                         ------------
(Collateralized by TINTs,
  0.00%-0.00%, due 9/30/01-
  5/15/20 with a value of
  $2,328,290, U.S. Treasury
  Notes, 5.25%-7.25%, due
  10/31/99-10.15/06 with a
  value of $8,900,055,
  TPRN, 0.00%, due 11/15/15
  with a value of
  $7,033,904, U.S. Treasury
  Bills, 0.00%-0.00%, due
  2/17/00-5/25/00 with a
  value of $4,520,799 and
  U.S. Treasury Bonds,
  7.50%-10.00%, due
  2/15/07-11/15/15, with a
  value of $1,448,679)
-----------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
  (COST $47,512,000)                       47,512,000
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
U.S. TREASURY OBLIGATIONS FUND                                SEPTEMBER 30, 1999

                             SHARES OR
                             PRINCIPAL    AMORTIZED
   SECURITY DESCRIPTION       AMOUNT         COST
-----------------------------------------------------
MONEY MARKET FUNDS (7.8%)

MONEY MARKET FUNDS (7.8%)
Federated Treasury
  Obligations Fund           4,250,000   $  4,250,000
Provident Fund               4,250,000      4,250,000
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS
  (COST $8,500,000)                         8,500,000
-----------------------------------------------------
TOTAL INVESTMENTS (COST
 $108,407,422)(A) -- 100.0%               108,407,422
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%                          51,587
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%          $108,459,009
-----------------------------------------------------

Percentages indicated are based on net assets of $108,459,009.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 1999. Maturity date reflects next rate change date.
(a) Cost and value for financial reporting and federal income tax purposes are the same.
TINT --Treasury Strips
TPRN --Treasury Principal Strips

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                STATEMENTS OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1999

                                                                                               INVESTMENT
                                                                            GLOBAL ASSET         GRADE
                                                           EQUITY FUND     ALLOCATION FUND     BOND FUND
                                                           ------------    ---------------    ------------
ASSETS:
  Investments, at value (cost $121,188,251; $78,150,045;
    $159,009,644, respectively)..........................  $190,803,295      $86,521,107      $154,666,392
  Foreign currency, at value (cost $0; $12,232; $0,
    respectively)........................................            --           12,393                --
  Interest and dividends receivable......................       210,236          370,279         2,006,060
  Receivable for capital shares sold.....................        79,786           49,641                --
  Receivable for investments sold........................            --            5,879                --
  Deferred organization costs............................        22,852           22,852            22,852
  Prepaid expenses and other assets......................            --           44,550                --
                                                           ------------      -----------      ------------
         Total Assets....................................   191,116,169       87,026,701       156,695,304
                                                           ------------      -----------      ------------
LIABILITIES:
  Dividends payable......................................        65,452               --           734,237
  Payable for capital shares redeemed....................         1,203            2,004            49,575
  Investment advisory fees payable.......................       105,390           58,222            63,978
  Administration fees payable............................         2,384              189             1,658
  Distribution fees payable..............................           531              808               806
  Other payables and accrued expenses....................        78,831           44,769            68,520
                                                           ------------      -----------      ------------
         Total Liabilities...............................       253,791          105,992           918,774
                                                           ------------      -----------      ------------
NET ASSETS...............................................  $190,862,378      $86,920,709      $155,776,530
                                                           ============      ===========      ============
NET ASSETS CONSIST OF:
  Capital................................................    94,840,976       74,598,457       160,551,596
  Accumulated undistributed (distributions in excess of)
    net investment income................................        (5,470)       1,039,186               556
  Accumulated undistributed (distributions in excess of)
    net realized gains on investments....................    26,411,828        2,912,113          (432,370)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions........    69,615,044        8,370,953        (4,343,252)
                                                           ------------      -----------      ------------
NET ASSETS...............................................  $190,862,378      $86,920,709      $155,776,530
                                                           ============      ===========      ============
TRUST SHARES:
  Net Assets.............................................  $188,258,857      $83,111,026      $152,106,269
  Shares of Capital Stock Outstanding....................    15,651,952        6,941,470        16,029,028
                                                           ------------      -----------      ------------
  Net Asset Value (offering and redemption price per
    share)...............................................  $      12.03      $     11.97      $       9.49
                                                           ============      ===========      ============
CLASS A SHARES:
  Net Assets.............................................  $  2,603,521      $ 3,809,683      $  3,670,261
  Shares of Capital Stock Outstanding....................       217,159          319,246           385,892
                                                           ------------      -----------      ------------
  Net Asset Value (offering and redemption price per
    share)...............................................  $      11.99      $     11.93      $       9.51
                                                           ============      ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                STATEMENTS OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1999

                                                                    PRIME           U.S. TREASURY
                                                                 MONEY MARKET        OBLIGATIONS
                                                                     FUND               FUND
                                                              ------------------    -------------
ASSETS:
  Investments, at amortized cost............................     $214,741,440       $ 60,895,422
  Repurchase agreements, at cost............................       36,213,000         47,512,000
                                                                 ------------       ------------
  Total Investments.........................................      250,954,440        108,407,422
  Cash......................................................          515,103                259
  Interest and dividends receivable.........................          969,914            520,192
  Receivable for capital shares sold........................              828              2,078
  Deferred organization costs...............................           22,852             22,852
                                                                 ------------       ------------
    Total Assets............................................      252,463,137        108,952,803
                                                                 ------------       ------------
LIABILITIES:
  Dividends payable.........................................          972,245            435,227
  Payable for investments purchased.........................          515,103                 --
  Payable for capital shares redeemed.......................            2,375             14,639
  Investment advisory fees payable..........................           41,342              9,250
  Administration fees payable...............................            2,484                731
  Distribution fees payable.................................            5,625                981
  Other payables and accrued expenses.......................          112,619             32,966
                                                                 ------------       ------------
    Total Liabilities.......................................        1,651,793            493,794
                                                                 ------------       ------------
NET ASSETS..................................................     $250,811,344       $108,459,009
                                                                 ============       ============
NET ASSETS CONSIST OF:
  Capital...................................................      250,856,775        108,469,726
  Accumulated undistributed net investment income...........              517                367
  Accumulated undistributed net realized loss on
    investments.............................................          (45,948)           (11,084)
                                                                 ------------       ------------
NET ASSETS..................................................     $250,811,344       $108,459,009
                                                                 ============       ============
TRUST SHARES:
  Net Assets................................................     $221,565,434       $104,553,152
  Shares of Capital Stock Outstanding.......................      221,608,741        104,564,157
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============
CLASS A SHARES:
  Net Assets................................................     $ 29,245,910       $  3,905,857
  Shares of Capital Stock Outstanding.......................       29,248,559          3,905,936
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                            STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                                         GLOBAL ASSET      INVESTMENT GRADE
                                                         EQUITY FUND    ALLOCATION FUND       BOND FUND
                                                         -----------    ---------------    ----------------
INVESTMENT INCOME:
  Interest.............................................  $    41,655      $ 1,393,198        $  9,240,393
  Dividends (net of foreign withholding tax of $13,415;
    $80,060; $0, respectively).........................    2,560,699          934,393              64,660
                                                         -----------      -----------        ------------
    Total Income.......................................    2,602,354        2,327,591           9,305,053
                                                         -----------      -----------        ------------
EXPENSES:
  Investment advisory fees.............................    1,494,460          745,002             886,525
  Administration fees..................................      389,186          161,661             288,577
  12b-1 Class A........................................        5,644            8,397               7,718
  Shareholder Service Class A..........................        5,644            8,397               7,718
  Fund accounting fees.................................       53,553           39,996              39,705
  Fund accounting out-of-pocket expenses...............        7,014          106,955              19,214
  Other................................................      223,258          103,013             197,959
                                                         -----------      -----------        ------------
    Total expenses before waivers/reimbursements.......    2,178,759        1,173,421           1,447,416
    Less expenses waived/reimbursed....................     (204,904)         (91,175)           (155,470)
                                                         -----------      -----------        ------------
    Net expenses.......................................    1,973,855        1,082,246           1,291,946
                                                         -----------      -----------        ------------
NET INVESTMENT INCOME..................................      628,499        1,245,345           8,013,107
                                                         -----------      -----------        ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments and foreign
    currency transactions..............................   20,512,340        2,915,479             290,992
  Net change in unrealized appreciation (depreciation)
    of investments and foreign currency transactions...   21,890,364        7,284,701         (10,341,095)
                                                         -----------      -----------        ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS..........................................   42,402,704       10,200,180         (10,050,103)
                                                         -----------      -----------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.........  $43,031,203      $11,445,525        $ (2,036,996)
                                                         ===========      ===========        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                            STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                                 PRIME        U.S. TREASURY
                                                              MONEY MARKET     OBLIGATIONS
                                                                  FUND            FUND
                                                              ------------    -------------
INVESTMENT INCOME:
  Interest..................................................  $10,292,134      $5,442,585
  Dividends.................................................        4,956              --
                                                              -----------      ----------
    Total Income............................................   10,297,090       5,442,585
                                                              -----------      ----------
EXPENSES:
  Investment advisory fees..................................      599,264         222,981
  Administration fees.......................................      390,092         217,786
  12b-1 Class A.............................................       31,086           3,182
  Shareholder Service Class A...............................       31,086           3,182
  Fund accounting fees......................................       53,648          27,873
  Transfer agent fees.......................................       73,073          43,847
  Other.....................................................      229,136         109,931
                                                              -----------      ----------
    Total expenses before waivers/reimbursements............    1,407,385         628,782
    Less expenses waived/reimbursed.........................     (350,688)       (115,110)
                                                              -----------      ----------
    Net expenses............................................    1,056,697         513,672
                                                              -----------      ----------
NET INVESTMENT INCOME.......................................    9,240,393       4,928,913
                                                              -----------      ----------
REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on investment transactions............      (41,996)         (7,792)
                                                              -----------      ----------
NET REALIZED LOSSES ON INVESTMENTS..........................      (41,996)         (7,792)
                                                              -----------      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 9,198,397      $4,921,121
                                                              ===========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
EQUITY FUND

                                                                                        FOR THE PERIOD
                                                                     FOR THE           FROM NOVEMBER 1,
                                                                    YEAR ENDED          1997* THROUGH
                                                                SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $    628,499          $    833,825
  Net realized gains on investment transactions.............         20,512,340            29,703,758
  Net change in unrealized appreciation (depreciation) of
    investments.............................................         21,890,364           (10,740,524)
                                                                   ------------          ------------
  Change in net assets from operations......................         43,031,203            19,797,059

DISTRIBUTIONS TO TRUST SHAREHOLDERS FROM:
  Net investment income.....................................           (632,977)             (826,303)
  In excess of net investment income........................             (3,887)                   --
  Net realized gains on investment..........................        (23,606,596)                   --

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
  Net investment income.....................................             (1,853)               (1,191)
  In excess of net investment income........................             (1,583)                   --
  Net realized gains on investment..........................           (197,674)                   --
                                                                   ------------          ------------
  Total distributions to shareholders.......................        (24,444,570)             (827,494)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................         27,923,428            18,802,020
  Proceeds from shares issued in connection with common
    trust fund conversion...................................                 --           189,903,596
  Dividends reinvested......................................         15,418,403               467,101
  Cost of shares redeemed...................................        (43,004,594)          (56,223,774)
                                                                   ------------          ------------
  Change in net assets from share transactions..............            337,237           152,948,943
                                                                   ------------          ------------
  Change in net assets......................................         18,923,870           171,918,508

NET ASSETS:
  Beginning of period.......................................        171,938,508                20,000
                                                                   ------------          ------------
  End of period.............................................       $190,862,378          $171,938,508
                                                                   ============          ============

---------------

*Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL ASSET ALLOCATION FUND

                                                                                        FOR THE PERIOD
                                                                     FOR THE           FROM NOVEMBER 1,
                                                                    YEAR ENDED          1997* THROUGH
                                                                SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $  1,245,345          $    891,265
  Net realized gains on investments and foreign currency
    transactions............................................          2,915,479               516,628
  Net change in unrealized appreciation of investments and
    foreign currency transactions...........................          7,284,701             1,116,219
                                                                   ------------          ------------
  Change in net assets from operations......................         11,445,525             2,524,112

DISTRIBUTIONS TO TRUST SHAREHOLDERS FROM:
  Net investment income.....................................           (982,067)             (102,392)
  Net realized gains on investment..........................           (486,049)                   --

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
  Net investment income.....................................            (32,796)                   --
  Net realized gains on investment..........................            (14,438)                   --
                                                                   ------------          ------------
  Total distributions to shareholders.......................         (1,515,350)             (102,392)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................         17,189,959            30,835,072
  Proceeds from shares issued in connection with common
    trust fund conversion...................................                 --            45,400,639
  Dividends reinvested......................................          1,054,789                72,561
  Cost of shares redeemed...................................         (9,821,483)          (10,182,723)
                                                                   ------------          ------------
  Change in net assets from share transactions..............          8,423,265            66,125,549
                                                                   ------------          ------------
  Change in net assets......................................         18,353,440            68,547,269

NET ASSETS:
  Beginning of period.......................................         68,567,269                20,000
                                                                   ------------          ------------
  End of period.............................................       $ 86,920,709          $ 68,567,269
                                                                   ============          ============

---------------

*Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
INVESTMENT GRADE BOND FUND

                                                                                        FOR THE PERIOD
                                                                     FOR THE           FROM NOVEMBER 1,
                                                                    YEAR ENDED          1997* THROUGH
                                                                SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $   8,013,107         $   6,945,403
  Net realized gains on investment transactions.............            290,992             2,547,648
  Net change in unrealized appreciation (depreciation) of
    investments.............................................        (10,341,095)            3,118,907
                                                                  -------------         -------------
  Change in net assets from operations......................         (2,036,996)           12,611,958

DISTRIBUTIONS TO TRUST SHAREHOLDERS FROM:
  Net investment income.....................................         (7,853,038)           (6,925,071)
  Net realized gains on investment..........................         (2,834,049)                   --
  In excess of net realized gains on investment
    transactions............................................           (401,505)                   --

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
  Net investment income.....................................           (160,069)              (20,332)
  Net realized gains on investment..........................             (4,509)                   --
  In excess of net realized gains on investment
    transactions............................................            (30,865)                   --
                                                                  -------------         -------------
  Total distributions to shareholders.......................        (11,284,035)           (6,945,403)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................         43,412,303            24,361,964
  Proceeds from shares issued in connection with common
    trust fund conversion...................................                 --           136,486,180
  Dividends reinvested......................................          6,517,529             3,529,054
  Cost of shares redeemed...................................        (27,298,860)          (23,597,164)
                                                                  -------------         -------------
  Change in net assets from share transactions..............         22,630,972           140,780,034
                                                                  -------------         -------------
  Change in net assets......................................          9,309,941           146,446,589

NET ASSETS:
  Beginning of period.......................................        146,466,589                20,000
                                                                  -------------         -------------
  End of period.............................................      $ 155,776,530         $ 146,466,589
                                                                  =============         =============

---------------

*Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
PRIME MONEY MARKET FUND

                                                                                        FOR THE PERIOD
                                                                     FOR THE           FROM NOVEMBER 1,
                                                                    YEAR ENDED          1997* THROUGH
                                                                SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $   9,240,393         $   7,736,211
  Net realized losses on investment transactions............            (41,996)               (3,952)
                                                                  -------------         -------------
  Change in net assets from operations......................          9,198,397             7,732,259

DISTRIBUTIONS TO TRUST SHAREHOLDERS FROM:
  Net investment income.....................................         (8,692,115)           (7,520,680)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
  Net investment income.....................................           (548,278)             (215,531)
                                                                  -------------         -------------
  Total distributions to shareholders.......................         (9,240,393)           (7,736,211)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................        666,674,947           490,270,762
  Proceeds from shares issued in connection with common
    trust fund conversion...................................                 --            45,525,166
  Dividends reinvested......................................          1,304,423               756,014
  Cost of shares redeemed...................................       (570,446,028)         (383,247,992)
                                                                  -------------         -------------
  Change in net assets from share transactions..............         97,533,342           153,303,950
                                                                  -------------         -------------
  Change in net assets......................................         97,491,346           153,299,998

NET ASSETS:
  Beginning of period.......................................        153,319,998                20,000
                                                                  -------------         -------------
  End of period.............................................      $ 250,811,344         $ 153,319,998
                                                                  =============         =============

---------------

*Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
U.S. TREASURY OBLIGATIONS FUND

                                                                                        FOR THE PERIOD
                                                                     FOR THE           FROM NOVEMBER 3,
                                                                    YEAR ENDED          1997* THROUGH
                                                                SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $   4,928,913         $   4,167,103
  Net realized losses on investment transactions............             (7,792)               (3,292)
                                                                  -------------         -------------
  Change in net assets from operations......................          4,921,121             4,163,811

DISTRIBUTIONS TO TRUST SHAREHOLDERS FROM:
  Net investment income.....................................         (4,874,915)           (4,154,783)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
  Net investment income.....................................            (53,998)              (12,320)
                                                                  -------------         -------------
  Total distributions to shareholders.......................         (4,928,913)           (4,167,103)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................        350,138,476           413,136,933
  Dividends reinvested......................................             52,940                10,570
  Cost of shares redeemed...................................       (343,743,874)         (311,144,952)
                                                                  -------------         -------------
  Change in net assets from share transactions..............          6,447,542           102,002,551
                                                                  -------------         -------------
  Change in net assets......................................          6,439,750           101,999,259

NET ASSETS:
  Beginning of period.......................................        102,019,259                20,000
                                                                  -------------         -------------
  End of period.............................................      $ 108,459,009         $ 102,019,259
                                                                  =============         =============

---------------

*Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                   NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Eureka Funds (the "Trust") was organized as a Massachusetts business trust on April 7, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. Sanwa Bank California ("SBCL"), a wholly-owned subsidiary of The Sanwa Bank Limited, of Japan, acts as the Trust's investment adviser. BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Trust's administrator and distributor. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of The Eureka Equity Fund (the "Equity Fund"), The Eureka Global Asset Allocation Fund (the "Global Fund"), The Eureka Investment Grade Bond Fund (the "Bond Fund"), The Eureka Prime Money Market Fund (the "Prime Fund"), The Eureka U.S. Treasury Obligations Fund (the "U.S. Treasury Fund") (each a "Fund", and collectively, the "Funds"). The Funds, except for the U.S. Treasury Fund, commenced operations on November 1, 1997. The U.S. Treasury Fund commenced operations on November 3, 1997. BISYS deposited $20,000 into the account of each Fund prior to each Fund's commencement of operations.

    The Funds' investment objectives are as follows:

FUND                 OBJECTIVE
----                 ---------
Equity Fund          Seeks long-term capital growth.
Global Fund          Seeks a balance of income and
                     long-term capital appreciation.
Bond Fund            Seeks a high level of income,
                     consistent with preservation of
                     capital.
Prime Fund           Seeks a high level of current
                     income as is consistent with
                     maintaining liquidity and
                     stability of principal.
U.S. Treasury Fund   Seeks current income consistent
                     with liquidity and stability of
                     principal.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented.

SECURITIES VALUATION: Securities of the Prime and U.S. Treasury Funds (the "Money Market Funds") are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at their latest bid quotations. If no such bid and asked prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds; provided however, that before any such securities are purchased for any Variable NAV Fund, the Trustees of the Eureka Funds shall be notified and given the opportunity to establish appropriate methods of determining the fair market value of such securities.

Portfolio securities for which there is not a securities exchange will be valued at the mean between their latest bid and asked quotations in such principal market. If no such bid and asked prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in securities of other mutual funds are valued at the redemption price. Securities for which market quotations are not readily available are valued at fair value determined in good faith under the general supervision of the Board of Trustees of the Eureka Funds.

STRIPPED SECURITIES: Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

REPURCHASE AGREEMENTS: The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

FOREIGN CURRENCY TRANSLATION: The Funds, other than the Prime Fund and the U.S. Treasury Fund, may invest in certain obligations or securities denominated in foreign currencies. The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Equity, Global and Bond Funds (the "Variable Net Asset Value Funds") denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

    Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

FORWARD CURRENCY CONTRACTS: The Global Fund may use forward foreign currency exchange contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

    Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. In addition, investors in Trust Shares will pay the expenses directly attributable to the Trust Shares as a class, and investors in Class A Shares will pay the expenses directly attributable to the Class A Shares as a class.

    The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net assets on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

ORGANIZATION COSTS: Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions from the Equity Fund's net investment income, if any, are declared and paid monthly. Distributions from the Global Fund's net investment income, if any, are declared and paid annually. Distributions from the Bond Fund's and the Money Market Funds' net investment income, if any, are declared daily and paid monthly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

    The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

    As of September 30, 1999 the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

                          ACCUMULATED        ACCUMULATED
                       UNDISTRIBUTED NET     NET REALIZED
                          INVESTMENT        GAIN/(LOSS) ON
                            INCOME           INVESTMENTS
                       -----------------    --------------
Equity Fund..........        24,265            (24,265)
Global Fund..........        (5.033)             5.033

    During the year ended September 30, 1999, the following Funds paid long term capital gain distributions as follows:

FUND                                     AMOUNT
----                                  -----------
Equity Fund.........................  $23,828,735
Global Fund.........................  $     2,071
Bond Fund...........................  $ 2,066,402

    These distributions are reflected as a portion of distributions to shareholders from net realized gains on investments in the accompanying Statement of Changes in Net Assets.

FEDERAL INCOME TAXES (UNAUDITED): It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    Capital losses incurred within the Funds' fiscal year, but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

Bond Fund..............................  $495,368
Prime Fund.............................  $ 35,276
U.S. Treasury Fund.....................  $  7,550

    For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 1999 qualify for the corporate dividends received deduction for the following funds:

                                        PERCENTAGE
                                        ----------
Equity Fund...........................     100%
Global Fund...........................    18.2%

    As of September 30, 1999, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                             AMOUNT        EXPIRES
                             ------        -------
Prime Fund...............    $8,176         2007
U.S. Treasury Fund.......    2,256          2007

    The Funds hereby make the following designations regarding its fiscal year ended September 30, 1999:

                          LONG TERM      DIVIDENDS RECEIVED
                         CAPITAL GAIN     DEDUCTION (% OF
                         (PER SHARE)     INCOME DIVIDENDS)
                         ------------    ------------------
Equity Fund..........        1.49              100.0%
Bond Fund............        0.15                0.0%
Global Fund..........        0.00               18.2%

    Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

    In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 of the Internal Revenue Code. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended September 30, 1999 is $13,415 and $80,060 for the Equity Fund and Global Asset Allocation Fund, respectively.

NOTE 3 -- RELATED PARTY TRANSACTIONS

    The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with SBCL. Under the terms of the Investment Advisory Agreement, SBCL is entitled to receive a fee that is calculated daily and paid monthly based on a percentage of the average net assets of each Fund as follows:

FUND                                   ANNUAL RATE
----                                   -----------
Equity Fund..........................     0.75%
Global Fund..........................     0.90%
Bond Fund............................     0.60%
Prime Fund...........................     0.30%
U.S. Treasury Fund...................     0.20%

    For the period ended September 30, 1999, SBCL waived fees in the following amounts:

FUND                                   FEES WAIVED
----                                   -----------
Equity Fund..........................   $199,260
Global Fund..........................   $ 82,778
Bond Fund............................   $147,752
Prime Fund...........................   $199,752
U.S. Treasury Fund...................   $111,489

    BISYS serves as the administrator for the Trust pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, BISYS is entitled to a fee computed at an annual rate, subject to a $75,000 per Fund annual minimum, of 0.20% of the Trust's average daily net assets up to $500 million, 0.185% of the next $500 million, and 0.175% for amounts in excess of $1 billion. For the year ended September 30, 1999, BISYS waived the following amounts:

FUND                                   FEES WAIVED
----                                   -----------
Prime Fund...........................   $119,850
U.S. Treasury Fund...................   $    439

    BISYS serves as the Trust's principal underwriter and distributor (the "Distributor"). The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") with the Trust with respect to Class A Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in an annual rate equal to 0.25% of the average daily net assets of

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

Class A Shares of each Fund. The Distributor may voluntarily choose to waive all or a portion of its fee. The Trust has also entered into a Service Plan with BISYS with respect to Class A Shares. Pursuant to the Service Plan, the Funds will pay to BISYS a fee at an annual rate not to exceed 0.25% of the average daily net assets of Class A Shares of each Fund. BISYS may periodically waive all or a portion of the fee with respect to a Fund. For the year ended September 30, 1999, BISYS waived the following amounts:

                                       SERVICE PLAN
FUND                                   FEES WAIVED
----                                   ------------
Equity Fund..........................    $ 5,644
Global Fund..........................    $ 8,398
Bond Fund............................    $ 7,718
Prime Fund...........................    $31,086
U.S. Treasury Fund...................    $ 3,182

    BISYS Fund Services, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. serves as fund accountant and transfer and dividend disbursing agent of the Funds for which it receives fees.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

    Each Fund offers two classes of shares: Trust Shares and Class A Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Each class of shares is substantially the same, except that Class A Shares bear the fees that are payable under the Trust's Distribution and Shareholder Services Plan and the Service Plan, which relate only to the Class A Shares. The following is a summary of transactions in Fund shares for the year ended September 30, 1999:

                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                              EQUITY FUND                GLOBAL FUND
                                                       -------------------------   -----------------------
                                                         SHARES        AMOUNT       SHARES       AMOUNT
                                                       ----------   ------------   ---------   -----------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued......................................   2,001,431   $ 24,130,016   1,012,691   $11,766,258
  Dividends reinvested...............................   1,351,306     15,217,642      86,788     1,007,894
  Shares redeemed....................................  (3,270,475)   (40,173,550)   (515,204)   (6,071,729)
                                                       ----------   ------------   ---------   -----------
    Net change.......................................      82,262   $   (825,892)    584,275   $ 6,702,423
                                                       ==========   ============   =========   ===========
CLASS A SHARES:
  Shares issued......................................     312,295   $  3,793,412     462,947   $ 5,423,701
  Dividends reinvested...............................      17,887        200,761       4,043        46,895
  Shares redeemed....................................    (230,672)    (2,831,044)   (316,960)   (3,749,754)
                                                       ----------   ------------   ---------   -----------
    Net change.......................................      99,510   $  1,163,129     150,030   $ 1,720,842
                                                       ==========   ============   =========   ===========

                                   BOND FUND                    PRIME FUND                 U.S. TREASURY FUND
                           -------------------------   ----------------------------   ----------------------------
                             SHARES        AMOUNT         SHARES         AMOUNT          SHARES         AMOUNT
                           ----------   ------------   ------------   -------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued..........   3,761,058   $ 36,946,811    616,665,403   $ 616,665,403    335,418,495   $ 335,418,495
  Dividends reinvested...     639,164      6,344,430        851,117         851,113         13,422          13,422
  Shares redeemed........  (2,331,846)   (23,307,984)  (540,717,778)   (540,717,778)  (332,170,767)   (332,170,767)
                           ----------   ------------   ------------   -------------   ------------   -------------
    Net change...........   2,068,376   $ 19,983,257     76,798,742   $  76,798,738      3,261,150   $   3,261,150
                           ==========   ============   ============   =============   ============   =============
CLASS A SHARES:
  Shares issued..........     651,678   $  6,465,492     50,009,544   $  50,009,544     14,719,981   $  14,719,981
  Dividends reinvested...      17,581        173,099        453,314         453,310         39,518          39,518
  Shares redeemed........    (405,417)    (3,990,876)   (29,728,250)    (29,728,250)   (11,573,107)    (11,573,107)
                           ----------   ------------   ------------   -------------   ------------   -------------
    Net change...........     263,842   $  2,647,715     20,734,608   $  20,734,604      3,186,392   $   3,186,392
                           ==========   ============   ============   =============   ============   =============

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

                    FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                                                              EQUITY FUND                GLOBAL FUND
                                                       -------------------------   -----------------------
                                                         SHARES        AMOUNT       SHARES       AMOUNT
                                                       ----------   ------------   ---------   -----------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued......................................   1,489,851   $ 16,937,568   2,732,025   $28,579,135
  Shares issued in connection with common trust fund
    conversion.......................................  18,990,360    189,903,596   4,540,064    45,400,639
  Dividends reinvested...............................      42,087        466,148       7,184        72,561
  Shares redeemed....................................  (4,954,608)   (55,759,422)   (924,078)   (9,804,751)
                                                       ----------   ------------   ---------   -----------
    Net change.......................................  15,567,690   $151,547,890   6,355,195   $64,247,584
                                                       ==========   ============   =========   ===========
CLASS A SHARES:
  Shares issued......................................     156,858   $  1,864,452     203,331   $ 2,255,937
  Dividends reinvested...............................          85            953          --            --
  Shares redeemed....................................     (39,294)      (464,352)    (34,115)     (377,972)
                                                       ----------   ------------   ---------   -----------
    Net change.......................................     117,649   $  1,401,053     169,216   $ 1,877,965
                                                       ==========   ============   =========   ===========

                                  BOND FUND                   PRIME FUND                 U.S. TREASURY FUND
                          -------------------------   ---------------------------   ----------------------------
                            SHARES        AMOUNT         SHARES         AMOUNT         SHARES          AMOUNT
                          ----------   ------------   ------------   ------------   ------------    ------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued.........   2,257,664   $ 22,786,968    471,737,870   $471,737,870    412,274,679    $412,274,679
  Shares issued in
    connection with
    common trust fund
    conversion..........  13,648,618    136,486,180     45,525,166     45,525,166             --              --
  Dividends
    reinvested..........     348,424      3,513,600        569,005        569,005            901             901
  Shares redeemed.......  (2,296,054)   (23,241,391)  (373,042,042)  (373,042,042)  (310,992,573)   (310,992,573)
                          ----------   ------------   ------------   ------------   ------------    ------------
    Net change..........  13,958,652   $139,545,357    144,789,999   $144,789,999    101,283,007    $101,283,007
                          ==========   ============   ============   ============   ============    ============
CLASS A SHARES:
  Shares issued.........     155,330   $  1,574,996     18,532,892   $ 18,532,892        862,254    $    862,254
  Dividends
    reinvested..........       1,522         15,454        187,009        187,009          9,669           9,669
  Shares redeemed.......     (34,802)      (355,773)   (10,205,950)   (10,205,950)      (152,379)       (152,379)
                          ----------   ------------   ------------   ------------   ------------    ------------
    Net change..........     122,050   $  1,234,677      8,513,951   $  8,513,951        719,544    $    719,544
                          ==========   ============   ============   ============   ============    ============

NOTE 5 -- INVESTMENT TRANSACTIONS

    Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1999 were as follows:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Equity Fund.................................................  $ 90,213,222    $114,179,082
Global Fund.................................................  $ 30,515,887    $ 22,891,534
Bond Fund...................................................  $111,936,830    $ 72,896,061

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

NOTE 6 -- CONVERSION OF COMMON TRUST FUNDS

    On October 31, 1997, the Funds issued Trust Shares to acquire all of the assets and liabilities of certain common trust funds of SBCL in a tax-free exchange. The following is a summary of shares issued, net assets converted, net asset values per share, and unrealized appreciation (depreciation) as of the conversion date.

                                                                                         UNREALIZED
                                                    NET ASSETS     NET ASSET VALUE      APPRECIATION
                                  SHARES ISSUED     CONVERTED      PER SHARE ISSUED    (DEPRECIATION)
                                  -------------    ------------    ----------------    --------------
Equity Fund.....................   18,990,360      $189,903,596         $10.00          $58,465,204
Global Fund.....................    4,540,064      $ 45,400,639         $10.00          $   (29,967)
Bond Fund.......................   13,648,618      $136,486,180         $10.00          $ 2,878,936
Prime Fund......................   45,525,166      $ 45,525,166         $ 1.00          $        --

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                                                TRUST SHARES              TRUST SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               NOVEMBER 1, 1997*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $  10.96                  $  10.00
                                                                  --------                  --------
  Net investment income....................................           0.04                      0.05
  Net realized and unrealized gain on investments..........           2.56                      0.96
                                                                  --------                  --------
Total from Investment Activities...........................           2.60                      1.01
                                                                  --------                  --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................          (0.04)                    (0.05)
  Net realized gains.......................................          (1.49)                       --
                                                                  --------                  --------
    Total distributions....................................          (1.53)                    (0.05)
                                                                  --------                  --------
Net change in net asset value per share....................           1.07                      0.96
                                                                  --------                  --------
NET ASSET VALUE, END OF PERIOD.............................       $  12.03                  $  10.96
                                                                  ========                  ========
TOTAL RETURN...............................................          24.72%                    10.08%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $188,259                  $170,652
Ratios to average net assets:
  Expenses.................................................           0.99%                     1.03%(b)
  Net investment income....................................           0.32%                     0.47%(b)
  Expenses**...............................................           1.09%                     1.13%(b)
Portfolio Turnover Rate(c).................................             46%                       57%

---------------

*   Commencement of operations.

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                                               CLASS A SHARES            CLASS A SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               FEBRUARY 3, 1998*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $  10.94                  $  10.87
                                                                  --------                  --------
Investment Activities:
  Net investment income....................................           0.01                      0.02
  Net realized and unrealized gain on investments..........           2.55                      0.07
                                                                  --------                  --------
Total from Investment Activities...........................           2.56                      0.09
                                                                  --------                  --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................          (0.01)                    (0.02)
  In excess of net investment income.......................          (0.01)                       --
  Net realized gains.......................................          (1.49)                       --
                                                                  --------                  --------
    Total distributions....................................          (1.51)                    (0.02)
                                                                  --------                  --------
Net change in net asset value per share....................           1.05                      0.07
                                                                  --------                  --------
NET ASSET VALUE, END OF PERIOD.............................       $  11.99                  $  10.94
                                                                  ========                  ========
TOTAL RETURN...............................................          24.34%                     0.83%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $  2,604                  $  1,287
Ratios to average net assets:
  Expenses.................................................           1.23%                     1.28%(b)
  Net investment income....................................           0.08%                     0.13%(b)
  Expenses**...............................................           1.58%                     1.63%(b)
Portfolio Turnover Rate(c).................................             46%                       57%

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                                                TRUST SHARES              TRUST SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               NOVEMBER 1, 1997*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $  10.51                  $  10.00
                                                                  --------                  --------
  Net investment income....................................           0.17                      0.15
  Net realized and unrealized gain on investments..........           1.51                      0.38
                                                                  --------                  --------
Total from Investment Activities...........................           1.68                      0.53
                                                                  --------                  --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................          (0.15)                    (0.02)
  Net realized gains.......................................          (0.07)                       --
                                                                  --------                  --------
    Total distributions....................................          (0.22)                    (0.02)
                                                                  --------                  --------
Net change in net asset value per share....................           1.46                      0.51
                                                                  --------                  --------
NET ASSET VALUE, END OF PERIOD.............................       $  11.97                  $  10.51
                                                                  ========                  ========
TOTAL RETURN...............................................          16.09%                     5.34%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $ 83,111                  $ 66,793
Ratios to average net assets:
  Expenses.................................................           1.30%                     1.44%(b)
  Net investment income....................................           1.51%                     1.53%(b)
  Expenses**...............................................           1.40%                     1.54%(b)
Portfolio Turnover Rate(c).................................             29%                       35%

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                                               CLASS A SHARES            CLASS A SHARES
                                                             ------------------    --------------------------
                                                               FOR THE PERIOD         FOR THE PERIOD FROM
                                                                   ENDED               FEBRUARY 3, 1998*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $ 10.49                   $ 10.31
                                                                  -------                   -------
Investment Activities:
  Net investment income....................................          0.14                      0.05
  Net realized and unrealized gain on investments..........          1.51                      0.13
                                                                  -------                   -------
Total from Investment Activities...........................          1.65                      0.18
                                                                  -------                   -------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................         (0.14)                       --
  Net realized gains.......................................         (0.07)                       --
                                                                  -------                   -------
    Total distributions....................................         (0.21)                       --
                                                                  -------                   -------
Net change in net asset value per share....................          1.44                      0.18
                                                                  -------                   -------
NET ASSET VALUE, END OF PERIOD.............................       $ 11.93                   $ 10.49
                                                                  =======                   =======
TOTAL RETURN...............................................         15.81%                     1.75%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $ 3,810                   $ 1,775
Ratios to average net assets:
  Expenses.................................................          1.53%                     1.73%(b)
  Net investment income....................................          1.33%                     1.27%(b)
  Expenses**...............................................          1.88%                     2.08%(b)
Portfolio Turnover Rate(c).................................            29%                       35%

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                                                TRUST SHARES              TRUST SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               NOVEMBER 1, 1997*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $  10.40                  $  10.00
                                                                  --------                  --------
  Net investment income....................................           0.53                      0.50
  Net realized and unrealized gain (loss) on investments...          (0.67)                     0.40
                                                                  --------                  --------
Total from Investment Activities...........................          (0.14)                     0.90
                                                                  --------                  --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................          (0.53)                    (0.50)
  Net realized gains.......................................          (0.21)                       --
  In excess of net realized gains..........................          (0.03)                       --
                                                                  --------                  --------
    Total distributions....................................          (0.77)                    (0.50)
                                                                  --------                  --------
Net change in net asset value per share....................          (0.91)                     0.40
                                                                  --------                  --------
NET ASSET VALUE, END OF PERIOD.............................       $   9.49                  $  10.40
                                                                  ========                  ========
TOTAL RETURN...............................................          (1.36)%                    9.31%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $152,106                  $145,194
Ratios to average net assets:
  Expenses.................................................          0.87%                      0.90%(b)
  Net investment income....................................          5.43%                      5.46%(b)
  Expenses**...............................................          0.97%                      1.00%(b)
Portfolio Turnover Rate(c).................................            52%                        54%

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                                               CLASS A SHARES            CLASS A SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               FEBRUARY 3, 1998*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $ 10.42                   $ 10.10
                                                                  -------                   -------
Investment Activities:
  Net investment income....................................          0.51                      0.36
  Net realized and unrealized gain (loss) on investments...         (0.67)                     0.32
                                                                  -------                   -------
Total from Investment Activities...........................         (0.16)                     0.68
                                                                  -------                   -------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................         (0.51)                    (0.36)
  Net realized gains.......................................         (0.03)                       --
  In excess of net realized gains..........................         (0.21)                       --
                                                                  -------                   -------
    Total distributions....................................         (0.75)                    (0.36)
                                                                  -------                   -------
Net change in net asset value per share....................         (0.91)                     0.32
                                                                  -------                   -------
NET ASSET VALUE, END OF PERIOD.............................       $  9.51                   $ 10.42
                                                                  =======                   =======
TOTAL RETURN...............................................         (1.58)%                    6.89%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $ 3,670                   $ 1,272
Ratios to average net assets:
  Expenses.................................................         1.10%                      1.14%(b)
  Net investment income....................................         5.18%                      4.99%(b)
  Expenses**...............................................         1.45%                      1.49%(b)
Portfolio Turnover Rate (c)................................           52%                        54%

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                                                TRUST SHARES              TRUST SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               NOVEMBER 1, 1997*
                                                             SEPTEMBER 30,1999     THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $   1.00                  $   1.00
                                                                  --------                  --------
  Net investment income....................................           0.05                      0.05
                                                                  --------                  --------
Total from Investment Activities...........................           0.05                      0.05
                                                                  --------                  --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................          (0.05)                    (0.05)
                                                                  --------                  --------
    Total distributions....................................          (0.05)                    (0.05)
                                                                  --------                  --------
Net change in net asset value per share....................             --                        --
                                                                  --------                  --------
NET ASSET VALUE, END OF PERIOD.............................       $   1.00                  $   1.00
                                                                  ========                  ========
TOTAL RETURN...............................................           4.74%                     4.84%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $221,565                  $144,806
Ratios to average net assets:
  Expenses.................................................           0.51%                     0.49%(b)
  Net investment income....................................           4.64%                     5.17%(b)
  Expenses**...............................................           0.67%                     0.69%(b)

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                                               CLASS A SHARES            CLASS A SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               FEBRUARY 3, 1998*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $  1.00                   $   1.00
                                                                  -------                   --------
Investment Activities:
  Net investment income....................................          0.04                       0.03
                                                                  -------                   --------
Total from Investment Activities...........................          0.04                       0.03
                                                                  -------                   --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................         (0.04)                     (0.03)
                                                                  -------                   --------
    Total distributions....................................         (0.04)                     (0.03)
                                                                  -------                   --------
Net change in net asset value per share....................            --                         --
                                                                  -------                   --------
NET ASSET VALUE, END OF PERIOD.............................       $  1.00                   $   1.00
                                                                  =======                   ========
TOTAL RETURN...............................................          4.48%                      2.93%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $29,246                   $  8,514
Ratios to average net assets:
  Expenses.................................................          0.76%                      0.75%(b)
  Net investment income....................................          4.42%                      4.88%(b)
  Expenses**...............................................          1.17%                      1.20%(b)

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                                                TRUST SHARES              TRUST SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               NOVEMBER 1, 1997*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $   1.00                  $   1.00
                                                                  --------                  --------
  Net investment income....................................           0.04                      0.05
                                                                  --------                  --------
Total from Investment Activities...........................           0.04                      0.05
                                                                  --------                  --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................          (0.04)                    (0.05)
                                                                  --------                  --------
    Total distributions....................................          (0.04)                    (0.05)
                                                                  --------                  --------
Net change in net asset value per share....................             --                        --
                                                                  --------                  --------
NET ASSET VALUE, END OF PERIOD.............................       $   1.00                  $   1.00
                                                                  ========                  ========
TOTAL RETURN...............................................           4.52%                     4.70%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................       $104,553                  $101,300
Ratios to average net assets:
  Expenses.................................................           0.46%                     0.47%(b)
  Net investment income....................................           4.42%                     5.08%(b)
  Expenses**...............................................           0.56%                     0.61%(b)

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                                               CLASS A SHARES            CLASS A SHARES
                                                             ------------------    --------------------------
                                                                FOR THE YEAR          FOR THE PERIOD FROM
                                                                   ENDED               FEBRUARY 3, 1998*
                                                             SEPTEMBER 30, 1999    THROUGH SEPTEMBER 30, 1998
                                                             ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................        $ 1.00                   $   1.00
                                                                   ------                   --------
Investment Activities:
  Net investment income....................................          0.04                       0.03
                                                                   ------                   --------
Total from Investment Activities...........................          0.04                       0.03
                                                                   ------                   --------

LESS DISTRIBUTIONS FROM:
  Net investment income....................................         (0.04)                     (0.03)
                                                                   ------                   --------
    Total distributions....................................         (0.04)                     (0.03)
                                                                   ------                   --------
Net change in net asset value per share....................            --                         --
                                                                   ------                   --------
NET ASSET VALUE, END OF PERIOD.............................        $ 1.00                   $   1.00
                                                                   ======                   ========
TOTAL RETURN...............................................          4.26%                      3.02%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in thousands)...................        $3,906                   $    720
Ratios to average net assets:
  Expenses.................................................          0.70%                      0.72%(b)
  Net investment income....................................          4.25%                      4.76%(b)
  Expenses**...............................................          1.06%                      1.10%(b)

---------------

*   Commencement of operations

** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Eureka Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Eureka Funds (comprised of Equity Fund, Global Asset Allocation Fund, Investment Grade Bond Fund, Prime Money Market Fund, and U.S. Treasury Obligations Fund) (collectively, the "Funds") as of September 30, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Columbus, Ohio
November 24, 1999

                        TRUSTEES AND OFFICERS                                  INVESTMENT ADVISER
                                                                               Sanwa Bank California
                        Larry Layne                                            Investment Management Department
                        Chairman of the Board                                  601 S. Figueroa Street
                                                                               Los Angeles, California 90017
                        Kazuyoshi Kuwahata
                        Trustee                                                ADMINISTRATOR AND DISTRIBUTOR
                                                                               BISYS Fund Services
                        Walter F. Beran                                        3435 Stelzer Road
                        Trustee                                                Columbus, Ohio 43219

                        David L. Buell                                         LEGAL COUNSEL
                        Trustee                                                Ropes & Gray
                                                                               One Franklin Square
                        Donald H. Livingstone                                  1301 K Street, N.W.
                        Trustee                                                Suite 800 East
                                                                               Washington, DC 20005
                        Irimga McKay
                        President                                              TRANSFER AGENT
                                                                               BISYS Fund Services, Inc.
                        Greg Maddox                                            3435 Stelzer Road
                        Vice President                                         Columbus, Ohio 43219

                        Martin R. Dean                                         AUDITORS
                        Secretary                                              Ernst & Young, LLP
                                                                               10 West Broad Street
                        Alaina V. Metz                                         Columbus, Ohio 43215
                        Assistant Secretary
                                                                               CUSTODIAN
                        Joel B. Engle                                          The Bank of New York
                        Treasurer                                              100 Church Street
                                                                               New York, NY 10286

This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services. Sanwa Bank California is the investment adviser to the Funds and receives fees for those services.

EUR-0034-999